Exhibit 99.2

RCS Capital Corporation

Unaudited Pro Forma Consolidated Statement of Financial Condition as of March 31, 2014 and Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2014 and for the Year Ended December 31, 2013

The unaudited Pro Forma Consolidated Statement of Financial Condition and the unaudited Pro Forma Consolidated Statement of Operations have been prepared through the application of Pro Forma adjustments to the historical Statement of Financial Condition and Statement of Operations of RCS Capital Corporation (the “Company” or “RCAP”) reflecting the recent acquisitions and the related financing of Cetera Financial Holdings, Inc. together with its consolidated subsidiaries (“Cetera”); Summit Financial Services Group, Inc. together with its consolidated subsidiaries (“Summit”); JP Turner & Company, LLC and JP Turner & Company Capital Management, LLC (collectively; “JP Turner”); First Allied Holdings Inc. together with its consolidated subsidiaries (“First Allied”); and Hatteras Investment Partners LLC, Hatteras Investment Management LLC, Hatteras Capital Investment Management, LLC, Hatteras Alternative Mutual Funds LLC, and Hatteras Capital Investment Partners, LLC together with their respective consolidated subsidiaries (“Hatteras”), which closed on April 29, 2014; June 11, 2014; June 12, 2014, June 30, 2014, and June 30, 2014, respectively, and the pending acquisitions of the following entities: (i) Investors Capital Holdings, Ltd. together with its consolidated subsidiaries (“ICH”) and (ii) Validus/Strategic Capital Partners, LLC.(“Strategic Capital”). Cetera, Summit, JP Turner, First Allied, Hatteras, ICH and Strategic Capital are collectively referred to as the “Target Companies”. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013 also include pro forma adjustments to reflect the exchange by RCAP Holdings, LLC, (“RCAP Holdings”) of all but one of the Class B units owned by it in the Company’s operating subsidiaries for 23,999,999 shares of the Company’s Class A common stock par value $0.001 per share (the “Exchange”) on February 11, 2014. The unaudited Pro Forma Consolidated Statement of Financial Condition and the unaudited Pro Forma Consolidated Statement of Operations also reflect adjustments for the net proceeds from the public offering of 19,000,000 shares of Class A common stock at $20.25 per share (the “public offering price”) pursuant to a Registration Statement on Form S-1 (File No. 333-193925) declared effective by the SEC on June 4, 2014 (the “public offering”), 870,248 shares issued on exercise of the over-allotment of Class A common stock at $20.25 per share and a concurrent private offering of 2,469,136 shares at the public offering price per share (the “concurrent private offering”) to Luxor Capital Group, LP. The unaudited Pro Forma Consolidated Statement of Financial Condition as of March 31, 2014 and the Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2014 do not include pro forma adjustments for the Exchange because it is already reflected in the historical amounts of the Company.

The pending acquisitions are expected to close during the year ending December 31, 2014. However, as of the date of this filing, the consummation of the pending acquisitions has not yet occurred and although the Company believes that the completion of each of the pending acquisitions is probable, the closing of the pending acquisitions are subject to various closing conditions including, in one case, approval of the transaction by certain of the Target Companies’ stockholders and in another case approval by the Financial Industry Regulatory Authority, Inc. (“FINRA”), and therefore there can be no assurance that each of the transactions will be consummated. Accordingly, the Company cannot assure that the pending acquisitions as presented in the unaudited Pro Forma Consolidated Statement of Financial Condition and unaudited Pro Forma Consolidated Statement of Operations will be completed based on the terms of the transactions or at all.

The unaudited Pro Forma Consolidated Statement of Financial Condition and the related unaudited Pro Forma adjustments for March 31, 2014 was prepared as if the acquisitions occurred on March 31, 2014 and should be read in conjunction with the Company’s historical consolidated financial statements and notes in its quarterly report on Form 10-Q for the three months ended March 31, 2014 . The unaudited Pro Forma Consolidated Statement of Financial Condition is not necessarily indicative of what the actual financial position would have been had the Company acquired the Target Companies as of March 31, 2014 nor does it purport to present the future financial position of the Company. The unaudited Pro Forma Consolidated Statement of Financial Condition and the related unaudited Pro Forma adjustments for March 31, 2014 was prepared as if these transactions occurred on March 31, 2014; therefore in the absence of the final closing price, the stock price used to prepare the unaudited Pro Forma Consolidated Statement of Financial Condition and the related Pro Forma adjustments was $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014.

The unaudited Consolidated Pro Forma Statements of Operations and the related unaudited Pro Forma adjustments for the three months ended March 31, 2014 and year ended December 31, 2013 were prepared as if the acquisitions occurred on January 1, 2014 and 2013, respectively, and should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto and the Target Companies’ historical financial statements and notes thereto (based on the significance test performed by the Company, the consolidated financial statements for ICH, JP Turner, and Strategic Capital were not included). The unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2014 and for the year ended December 31, 2013 are not necessarily indicative of what the actual results of operations would have been had the Company acquired the Target Companies on January 1, 2014 and 2013, respectively, nor does it purport to present the future results of operations of the Company. The unaudited Pro Forma Consolidated Statements of Operations and the related Pro Forma adjustments were prepared as if these transactions occurred on January 1, 2014 and on January 1, 2013. The Company prepared the March 31, 2014 Unaudited Pro Forma Consolidated Statement of Financial Condition and the Pro Forma adjustments using a stock price of $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014.

1

Pursuant to an agreement, RCS Capital Management LLC (“RCS Capital Management”) implements the Company’s business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. For purposes of the Consolidated Pro Forma Statement of Operations there were no quarterly fees charged due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative.

From an income tax perspective, it has been assumed for any acquisition anticipated to be an asset acquisition that historical deferred tax balances of the target will be eliminated as post-acquisition book and tax bases will generally be equal. For any acquisition anticipated to be a stock acquisition, historical deferred tax balances are generally assumed to survive and be potentially further impacted by purchase accounting, as described more fully in the footnotes below.

We have entered into a tax receivable agreement with RCAP Holdings, pursuant to which we pay RCAP Holdings 85% of the amount of the reduction, if any, in U.S. federal, state and local income tax liabilities that we realize (or are deemed to realize upon an early termination of the tax receivable agreement or a change of control) as a result of any increases in tax basis created by RCAP Holdings’ exchanges. These Pro Forma consolidated financial statements assume RCAP Holdings’ exchanges will be effectuated in a tax-free manner in accordance with Internal Revenue Code Section 351; therefore, the tax receivable agreement will not be triggered and RCAP Holdings will not receive payments from the Company for income tax purposes.

Certain reclassifications have been made to the historical Statement of Financial Condition and Statement of Operations of the Target Companies to conform to the Company’s presentation. For example, if one of the Target Companies had an expense line item for which the Company has no comparable line item, other expenses was used unless the amount was material, in which case a new line item was added.

2

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

	RCAP Historical (1)	Cetera Historical (2)	Cetera Acquisition Related Adjustments (3)		Cetera Financing Related Adjustments (excluding portions of the financing subject to mandatory prepayment on closing of ICH) (4)		RCAP with Cetera Pro Forma	Summit Historical (5)	Summit Acquisition Adjustments (6)		RCAP with Summit Pro Forma
Assets
Cash and cash equivalents	$100,421	$125,457	$(1,150,000	)(20)	$962,730	(25)	$38,608	$12,367	$(54,973	)(28)	$57,815
Available-for-sale securities	6,318	—	—		—		6,318	—	—		6,318
Investment securities	6,558	23,410	—		—		29,968	54	—		6,612
Deferred compensation plan investments	—	76,694	—		—		76,694	—	—		—
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	—	—		—		2,240	—	—		2,240
Due from non-related parties	—	14,685	—		—		14,685	—	—		—
Reimbursable expenses
Due from related parties	11,741	—	—		—		11,741	—	—		11,741
Due from non-related parties	528	—	—		—		528	—	—		528
Investment banking fees (related party)	1,504	—	—		—		1,504	—	—		1,504
Due from RCAP Holdings and related parties	1,005	—	—		—		1,005	—	—		1,005
Property and equipment	569	16,617	—		—		17,186	379	—		948
Prepaid expenses	11,581	9,602	—		—		21,183	1,594	—		13,175
Deferred acquisition fees	3,028	—	—		43,419	(26)	46,447	—	—		3,028
Commissions receivable	—	52,867	(457	)(21)	—		52,410	2,705	(413	)(29)	2,292
Deferred tax asset	877	39,632	—		—		40,509	—	—		877
Loan receivable	—	—	—		—		—	—	—		—
Notes receivable	—	45,558	—		—		45,558	908	(408	)(30)	500
Other assets	—	32,829	—		—		32,829	2,088	—		2,088
Intangible assets	—	73,009	807,886	(22)	—		880,895	—	32,740	(30)	32,740
Goodwill	—	19,474	357,099	(22)	—		376,573	501	20,354	(30)	20,855
Total assets	$146,370	$529,834	$14,528		$1,006,149		$1,696,881	$20,596	$(2,700)		$164,266
Liabilities and Equity
Accounts payable	$9,050	$54,580	$—		$—		$63,630	$—	$—		$9,050
Accrued expenses
Due to related parties	3,494	—	—		—		3,494	—	—		3,494
Due to non-related parties	19,362	10,064	—		—		29,426	4,619	—		23,981
Payable to broker dealer	8,666	—	—		—		8,666	—	—		8,666
Deferred compensation plan accrued liabilities	—	75,971	—		—		75,971	—	—		—
Deferred revenue	1,877	—	—		—		1,877	—	—		1,877
Subordinated borrowings	—	—	—		—		—	—	—		—
Commissions payable	—	66,180	(457	)(21)	—		65,723	3,259	(413	)(29)	2,846
Payable other	5,121	—	—		—		5,121	—	—		5,121
Other accrued liabilities	—	25,298	—		—		25,298	—	—		—
Deferred tax liability	—	—	312,726	(22)	—		312,726	—	—		—
Contingent consideration	—	—	—		—		—	—	—		—
Notes and debentures	—	207,375	(207,375	)(23)	782,174	(25)	782,174	—	—		—
Total liabilities	47,570	439,468	104,894		782,174		1,374,106	7,878	(413)		55,035
Class A common stock	27	—	—		—		27	—	—		27
Class B common stock	—	—	—		—		—	—	—		—
Common stock	—	9	(9	)(24)	—		—	2	(2	)(31)	—
Preferred stock	—	40,576	(40,576	)(24)	15	(27)	15	—	—		—
Additional paid-in capital	91,216	48,630	(48,630	)(24)	223,960	(27)	315,176	9,678	753	(32)	101,647
Accumulated other comprehensive loss	(85)	—	—		—		(85)	—	—		(85)
Unearned stock based compensation	—	3,388	(3,388	)(24)	—		—	(1,137)	1,137	(31)	—
Treasury stock	—	—	—		—		—	(11)	11	(31)	—
Retained earnings	—	(2,237)	2,237	(24)	—		—	4,186	(4,186	)(31)	—
Member's equity	—	—	—		—		—	—	—		—
Total stockholders' equity	91,158	90,366	(90,366)		223,975		315,133	12,718	(2,287)		101,589
Non-controlling interest	7,642	—	—		—		7,642	—	—		7,642
Total liabilities and equity	$146,370	$529,834	$14,528		$1,006,149		$1,696,881	$20,596	$(2,700)		$164,266

3

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

	RCAP Historical (1)	JP Turner Historical (7)	JP Turner Acquisition Related Adjustments (8)		RCAP with JP Turner Pro Forma	First Allied Historical (9)	First Allied Merger Related Adjustments (10)		RCAP with First Allied Pro Forma	Hatteras Historical (11)	Hatteras Acquisition Adjustments (12)		RCAP with Hatteras Pro Forma
Assets
Cash and cash equivalents	$100,421	$6,609	$(12,786	)(33)	$94,244	$18,874	$—		$119,295	$1,196	$(34,829	)(41)	$66,788
Available-for-sale securities	6,318	—	—		6,318	—	—		6,318	—	—		6,318
Investment securities	6,558	452	—		7,010	1,955	—		8,513	—	—		6,558
Deferred compensation plan investments	—	—	—		—	—	—		—	709	(578	)(42)	131
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	—	—		2,240	—	—		2,240	—	—		2,240
Due from non-related parties	—	7,523	—		7,523	3,591	(413	)(38)	3,178	6,077	—		6,077
Reimbursable expenses
Due from related parties	11,741	—	—		11,741	—	—		11,741	—	—		11,741
Due from non-related parties	528	—	—		528	—	—		528	—	—		528
Investment banking fees (related party)	1,504	—	—		1,504	—	—		1,504	—	—		1,504
Due from RCAP Holdings and related parties	1,005	—	—		1,005	—	—		1,005	—	—		1,005
Property and equipment	569	238	—		807	1,292	—		1,861	244	—		813
Prepaid expenses	11,581	1,050	—		12,631	2,275	—		13,856	345	—		11,926
Deferred acquisition fees	3,028	—	—		3,028	—	—		3,028	—	—		3,028
Commissions receivable	—	—	—		—	—	—		—	—	—		—
Deferred tax asset	877	—	—		877	—	—		877	—	—		877
Loan receivable	—	—	—		—	—	—		—	—	—		—
Notes receivable	—	—	—		—	16,746	—		16,746	—	—		—
Other assets	—	419	(638	)(34)	(219)	13,547	—		13,547	17	—		17
Intangible assets	—	—	13,850	(35)	13,850	81,237	—		81,237	—	54,520	(43)	54,520
Goodwill	—	—	14,018	(35)	14,018	79,986	—		79,986	4,504	19,699	(43)	24,203
Total assets	$146,370	$16,291	$14,444		$177,105	$219,503	$(413)		$365,460	$13,092	$38,812		$198,274
Liabilities and Equity
Accounts payable	$9,050	$1,372	$—		$10,422	$12,731	$—		$21,781	$2,307	$—		$11,357
Accrued expenses
Due to related parties	3,494	—	—		3,494	—	—		3,494	—	—		3,494
Due to non-related parties	19,362	—	—		19,362	—	—		19,362	2,869	—		22,231
Payable to broker dealer	8,666	—	—		8,666	—	—		8,666	—	—		8,666
Deferred compensation plan accrued liabilities	—	—	—		—	—	—		—	1,818	(600	)(42)	1,218
Deferred revenue	1,877	—	—		1,877	1,676	—		3,553	—	—		1,877
Subordinated borrowings	—	—	—		—	—	—		—	—	—		—
Commissions payable	—	5,283	(638	)(34)	4,645	11,671	(413	)(38)	11,258	—	—		—
Payable other	5,121	1,364	—		6,485	—	—		5,121	—	—		5,121
Other accrued liabilities	—	4,021	—		4,021	161	—		161	20	—		20
Deferred tax liability	—	—	—		—	22,715	—		22,715	—	—		—
Contingent consideration	—	—	14,473	(36)	14,473	1,478	—		1,478	—	45,490	(43)	45,490
Notes and debentures	—	—	—		—	32,750	—		32,750	4,828	(4,828	)(44)	—
Total liabilities	47,570	12,040	13,835		73,445	83,182	(413)		130,339	11,842	40,062		99,474
Class A common stock	27	—	—		27	—	11	(40)	38	—	—		27
Class B common stock	—	—	—		—	—	—		—	—	—		—
Common stock	—	—	—		—	5	(5	)(39)	—	—	—		—
Preferred stock	—	—	—		—	—	—		—	—	—		—
Additional paid in capital	91,216	5,738	(878	)(37)	96,076	137,158	(848	)(40)	227,526	—	—		91,216
Accumulated other comprehensive loss	(85)	—	—		(85)	—	—		(85)	—	—		(85)
Unearned stock based compensation	—	—	—		—	—	—		—	—	—		—
Treasury stock	—	—	—		—	—	—		—	—	—		—
Retained earnings	—	(1,487)	1,487	(37)	—	(842)	842	(39)	—	—	—		—
Member's equity	—	—	—		—	—	—		—	168	(168	)(45)	—
Total stockholders' equity	91,158	4,251	609		96,018	136,321	—		227,479	168	(168)		91,158
Non-controlling interest	7,642	—	—		7,642	—	—		7,642	1,082	(1,082	)(45)	7,642
Total liabilities and equity	$146,370	$16,291	$14,444		$177,105	$219,503	$(413)		$365,460	$13,092	$38,812		$198,274

4

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

	RCAP Historical (1)	Offering Adjustments (13)		RCAP Adjustments (14)		RCAP with all consummated acquisitions total	ICH Historical (15)	ICH Acquisition Related Adjustments (16)		Contingent Financing Adjustment (17)
Assets
Cash and cash equivalents	$100,421	$424,224	(46)	$—		$399,290	$4,482	$(31,500	)(48)	$13,904	(54)
Available-for-sale securities	6,318	—		—		6,318	—	—		—
Investment securities	6,558	—		—		32,429	307	—		—
Deferred compensation plan investments	—	—		—		76,825	2,118	—		—
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	—		—		2,240	—	—		—
Due from non-related parties	—	—		—		31,463	6,556	(133	)(49)	—
Reimbursable expenses
Due from related parties	11,741	—		—		11,741	—	—		—
Due from non-related parties	528	—		—		528	—	—		—
Investment banking fees (related party)	1,504	—		—		1,504	—	—		—
Due from RCAP Holdings and related parties	1,005	—		—		1,005	—	—		—
Property and equipment	569	—		—		19,339	46	—		—
Prepaid expenses	11,581	—		—		26,447	762	—		—
Deferred acquisition fees	3,028	—		—		46,447	—	—		1,096	(54)
Commissions receivable	—	—		—		54,702	—	—		—
Deferred tax asset	877	—		(40,509	)(47)	—	1,604	—		—
Loan receivable	—	—		—		—	1,993	(793	)(50)	—
Notes receivable	—	—		—		62,804	—	—		—
Other assets	—	—		—		48,262	517	—		—
Intangible assets	—	—		—		1,063,242	—	32,710	(50)	—
Goodwill	—	—		—		515,635	—	27,889	(50)	—
Total assets	$146,370	$424,224		$(40,509)		$2,400,221	$18,385	$28,173		$15,000
Liabilities and Equity
Accounts payable	$9,050	$—		$—		$80,040	$1,278	$—		$—
Accrued expenses
Due to related parties	3,494	—		—		3,494	—	—		—
Due to non-related parties	19,362	—		—		36,914	1,474	—		—
Payable to broker dealer	8,666	—		—		8,666	—	—		—
Deferred compensation plan accrued liabilities	—	—		—		77,189	2,534	—		—
Deferred revenue	1,877	—		—		3,553	324	—		—
Subordinated borrowings	—	—		—		—	2,000	—		—
Commissions payable	—	—		—		84,472	3,643	(133	)(49)	—
Payable other	5,121	—		—		6,485	—	—		—
Other accrued liabilities	—	—		—		29,500	—	—		—
Deferred tax liability	—	—		(40,509	)(47)	294,932	—	13,084	(50)	—
Contingent consideration	—	—		—		61,441	—	—		—
Notes and debentures	—	—		—		814,924	1,354	—		15,000	(54)
Total liabilities	47,570	—		(40,509)		1,501,610	12,607	12,951		15,000
Class A common stock	27	22	(46)	—		60	—	1	(51)	—
Class B common stock	—	—		—		—	—	—		—
Common stock	—	—		—		—	71	(71	)(52)	—
Preferred stock	—	—		—		15	—	—		—
Additional paid in capital	91,216	424,202	(46)	—		890,979	12,970	8,029	(53)	—
Accumulated other comprehensive loss	(85)	—		—		(85)	—	—		—
Unearned stock based compensation	—	—		—		—	—	—		—
Treasury stock	—	—		—		—	(30)	30	(52)	—
Retained earnings	—	—		—		—	(7,233)	7,233	(52)	—
Member's equity	—	—		—		—	—	—		—
Total stockholders' equity	91,158	424,224		—		890,969	5,778	15,222		—
Non-controlling interest	7,642	—		—		7,642	—	—		—
Total liabilities and equity	$146,370	$424,224		$(40,509)		$2,400,221	$18,385	$28,173		$15,000

5

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

	RCAP Historical (1)	Strategic Capital Historical (18)	Strategic Capital Merger Related Adjustments (19)		RCAP Adjustments		RCAP Pro Forma
Assets
Cash and cash equivalents	$100,421	$5,759	$(60,000	)(55)	$—		$331,935
Available-for-sale securities	6,318	—	—		—		6,318
Investment securities	6,558	—	—		—		32,736
Deferred compensation plan investments	—	—	—		—		78,943
Receivables:
Selling commission and dealer manager fees
Due from related parties	2,240	—	—		—		2,240
Due from non-related parties	—	3,288	—		—		41,174
Reimbursable expenses
Due from related parties	11,741	—	—		—		11,741
Due from non-related parties	528	—	—		—		528
Investment banking fees (related party)	1,504	—	—		—		1,504
Due from RCAP Holdings and related parties	1,005	—	—		—		1,005
Property and equipment	569	54	—		—		19,439
Prepaid expenses	11,581	631	—		—		27,840
Deferred acquisition fees	3,028	—	—		—		47,543
Commissions receivable	—	—	—		—		54,702
Deferred tax asset	877	—	—		(1,604	)(59)	—
Loan receivable	—	—	—		—		1,200
Notes receivable	—	—	—		—		62,804
Other assets	—	411	—		—		49,190
Intangible assets	—	—	127,367	(56)	—		1,223,319
Goodwill	—	—	93,402	(56)	—		636,926
Total assets	$146,370	$10,143	$160,769		$(1,604)		$2,631,087
Liabilities and Equity
Accounts payable	$9,050	$2,372	$—		$—		$83,690
Accrued expenses
Due to related parties	3,494	—	—		—		3,494
Due to non-related parties	19,362	118	—		—		38,506
Payable to broker dealer	8,666	—	—		—		8,666
Deferred compensation plan accrued liabilities	—	—	—		—		79,723
Deferred revenue	1,877	—	—		—		3,877
Subordinated borrowings	—	—	—		—		2,000
Commissions payable	—	3,348	—		—		91,330
Payable other	5,121	—	—		—		6,485
Other accrued liabilities	—	64	—		—		29,564
Deferred tax liability	—	—	50,947	(56)	(1,604	)(59)	357,359
Contingent consideration	—	—	104,063	(56)	—		165,504
Notes and debentures	—	—	—		—		831,278
Total liabilities	47,570	5,902	155,010		(1,604)		1,701,476
Class A common stock	27	—	1	(57)	—		62
Class B common stock	—	—	—		—		—
Common stock	—	—	—		—		—
Preferred stock	—	—	—		—		15
Additional paid in capital	91,216	—	9,999	(57)	—		921,977
Accumulated other comprehensive loss	(85)	—	—		—		(85)
Unearned stock based compensation	—	—	—		—		—
Treasury stock	—	—	—		—		—
Retained earnings	—	(16,095)	16,095	(58)	—		—
Member's equity	—	20,336	(20,336	)(58)	—		—
Total stockholders' equity	91,158	4,241	5,759		—		921,969
Non-controlling interest	7,642	—	—		—		7,642
Total liabilities and equity	$146,370	$10,143	$160,769		$(1,604)		$2,631,087

6

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

(1)	Reflects the consolidated historical Statement of Financial Condition of the Company as of the date indicated.

(2)	Reflects the historical Consolidated Statement of Financial Condition of Cetera as of the date indicated.

(3)	Reflects pro forma adjustments to record the assets and liabilities of Cetera at their fair values.

(4)	Reflects pro forma adjustments to record Cetera financing related adjustments. These adjustments exclude a portion of the financing in respect of the first lien term facility which is subject to mandatory prepayment if the ICH acquisition is abandoned or terminated.

(5)	Reflects the historical Condensed Consolidated Statement of Financial Condition of Summit as of the date indicated.

(6)	Reflects pro forma adjustments to record the assets and liabilities of Summit at their fair values and the purchase of all outstanding shares of Summit common stock for $38.6 million in cash and 498,884 shares of the Company’s Class A common stock valued based on the volume weighted average price of $20.91, or $10.4 million. Also, pursuant to the acquisition agreement, Summit distributed $16.4 million in cash to its shareholders.

(7)	Reflects the historical Statement of Financial Condition of JP Turner as of the date indicated.

(8)	Reflects pro forma adjustments to record the assets and liabilities of JP Turner at their fair values for $27.0 million paid 60% at closing and 40% on the one year anniversary of the closing date and an additional future consideration. On June 12, 2014, the Company paid to the Sellers cash in the aggregate amount of $12.8 million (including a working capital adjustment), subject to post-closing adjustments, plus 239,362 shares of Class A common stock valued at $20.30 per share, or $4.9 million. Pursuant to the merger agreement dated January 16, 2014, $7.6 million of the consideration on the one year anniversary date is to be paid in cash and $3.2 million in the Company’s Class A common stock. There is an earn out that is subject to a cap of $2.5 million for each of 2014, 2015 and 2016 and which has a estimated fair value of $4.1 million. Refer to the below table for further detail on the calculation of contingent consideration (in millions):

Total consideration	$27.0
Payment at one year anniversary (40% of Total consideration)	10.8

Net contingent consideration at fair value (.9605)	10.4
Earn out consideration (i)	4.1
Total contingent consideration	$14.5

(i) The earn out cap of $2.5 million for each of 2014, 2015, and 2016 had a probability of exceeding the cap of 85%, 83% and 30% and is subject to a present value factor of .79, .68, and .58, respectively.

(9)	Reflects the historical Consolidated Statement of Financial Condition of First Allied as of the date indicated.

(10)	Reflects pro forma adjustments to record the assets and liabilities of First Allied at their historical cost, based on the purchase price of 11,264,929 shares for all of the equity in First Allied. The Pro Forma financial statements are based on the closing price of the Company's Class A common stock closing stock price on June 30, 2014, or $21.23, for a stock value of $239.2 million. If the Company prepared these pro forma financial statements using the closing price of the Company’s Class A common stock on March 31, 2014, or $38.92, the purchase price would have been $438.4 million. If the Company prepared these pro forma financial statements using the closing price of the Company’s Class A common stock on April 1, 2014, or $39.50, which was the highest closing price of the Company’s Class A common stock to date, the purchase price would have been $445.0 million. This acquisition is being accounted for at historical cost in a manner similar to pooling of interest accounting rather than the purchase method of accounting because First Allied and the Company were under the common control of RCAP Holdings, LLC. As a result, the excess purchase price over the historical paid over the cost of the new assets is reflected as an adjustment to additional paid-in capital.

(11)	Reflects the historical Combined Statement of Assets and Liabilities of Hatteras as of the date indicated.

(12)	Reflects pro forma adjustments to record the assets and liabilities of Hatteras at their fair values for (1) $30.0 million in cash consideration, (2) deferred cash payments with a fair value of $9.6 million and (3) additional future consideration which has a fair value of $35.9 million and will be based on the consolidated pre-tax net operating income generated by the business of the Hatteras Funds Group for fiscal years ending December 31, 2016 and December 31, 2018.

7

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

(13)	Reflects the issuance of $424.2 million (including shares issuable on exercise of the underwriters’ over-allotment option), or 22.3 million shares of the Company’s Class A common stock in connection with the public offering and the concurrent private offering contemplated by the Company, net of fees.

(14)	Reflects the assumption that Company will net its deferred tax assets against the deferred tax liabilities for the consummated acquisitions. Further, to the extent an acquisition is an anticipated stock purchase, historical deferred tax assets of targets are deemed to be realizable pending additional analysis post-acquisition. It is anticipated that any potential adjustment to these historical deferred tax assets would be immaterial.

(15)	Reflects the historical Condensed Consolidated Balance Sheet of ICH as of the date indicated.

(16)	Reflects pro forma adjustments to record the assets and liabilities of ICH at their fair values and the purchase of all outstanding shares of ICH common stock for $52.5 million to be paid in cash or freely tradable shares of the Company’s stock, at the election of each shareholder. Pursuant to the acquisition agreement dated October 27, 2013, no more than 60% of the aggregate consideration can be payable in cash. These pro forma financial statements assume that ICH’s shareholders elected to receive the maximum amount of the aggregate consideration in cash.

(17)	Reflects pro forma adjustments to record the portion of the financing in respect of the first lien term facility which is subject to mandatory prepayment if the ICH pending acquisition is abandoned or terminated. The contingent adjustment $15.0 million is with respect to the ICH acquisition. The first lien term facility will be subject to a mandatory prepayment by the same amount if the ICH acquisition is abandoned or terminated after the completion of the Cetera acquisition.

(18)	Reflects the historical Consolidated Statement of Financial Condition of Strategic Capital as of the date indicated.

(19)	Reflects pro forma adjustments to record the assets and liabilities of Strategic Capital at their fair values for (1) $60.0 million in cash consideration, (2) $10.0 million of the Company's Class A common stock consideration (3) deferred cash payments with a fair value of $10.0 million and (4) estimated additional future consideration of $94.1 million, which will be based on the consolidated estimated EBITDA generated by the business of the Strategic Capital for fiscal years ending December 31, 2015 and December 31, 2016. The estimated earn-out, which is defined in the Strategic Capital purchase agreement, was calculated as follows (in millions):

	2015	2016	Total Estimated Earn-Out
Estimated EBITDA	$20.6	$35.7
Factor (i)	7.0	6.5
Product	$144.2	$232.1
Factor (ii)	25%	25%
Potential Earn Out	$36.1	$58.0	$94.1

i. Reflects a discounted multiplier per the purchase agreement between the Company and the sellers of Strategic Capital.

ii. Reflects an agreed upon percentage between the Company and the sellers of Strategic Capital to incentivize the performance of Strategic Capital after the closing date based on the 2015 and 2016 EBITDA multiplied by the aforementioned factor.

(20)	Reflects the use of $1.2 billion of cash to fund the Cetera acquisition.

(21)	Reflects the elimination of the Company’s historical third-party receivables and payables with Cetera which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.

8

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

(22)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the write-off of $92.5 million of historical intangible assets and the recording of $1.3 billion of new goodwill and intangible assets, which include intangibles related to the acquisition of Cetera’s broker-dealer, investment advisory and technology provider businesses. The allocation of goodwill and intangible assets will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective estimated fair values. Substantially all of the identifiable intangible assets of Cetera are assumed to be related to client relationships with an assumed useful life of 9.5 years. The third party valuation is expected to take into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors to be considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates which were used to derive economic cash flows that are fair valued at an appropriate rate of return over their respective useful lives. The estimated deferred tax liability of $312.7 million relates to timing differences between book and taxable expense related to the incremental intangible assets. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available.

(23)	Reflects the adjustment to long-term debt in accordance with the $207.4 million repayment of Cetera’s senior secured credit facility as required by the terms of the Cetera merger agreement.

(24)	Reflects the elimination of Cetera’s historical common stock, convertible preferred stock balance, additional paid in capital, unearned stock based compensation and retained earnings balances.

(25)	Reflects the sources of cash to fund the Cetera acquisition. The remaining purchase price was paid using cash on hand.

(in millions)
Sources of Funds
Cash to fund the Cetera acquisition
Issuance of long-term debt - first lien (i)	$560.0
Issuance of long-term debt - second lien (i)	150.0
Issuance of convertible notes (ii)	120.0
Total issuance of debt	830.0
Issuance of convertible preferred stock (iii)	270.0
Debt issuance fees	(43.4)
Original issue discount ("OID")	(47.9)
Equity issuance fees	(46.0)
Total sources	$962.7

i.	Reflects the amount the Company borrowed under the first lien loan facility and second lien loan facility.

ii.	Reflects the par value issued to Luxor Capital Group ("Luxor") by the Company. The Pro Forma Consolidated Statement of Financial Condition does not assume the conversion of the convertible notes.

iii.	Reflects the issuance of convertible preferred stock having a liquidation preference of $270.0 million issued to Luxor by the Company. The Pro Forma Consolidated Statement of Financial Condition does not assume the conversion of the convertible preferred stock.

(26)	Reflects debt issuance costs of $43.4 million. The balance will be amortized over the life of the debt issuances which ranges from 5 to 7.5 years.

(27)	Primarily reflects the issuance of the Company’s convertible preferred stock and the Company’s Class A common stock for the equity portion of the consideration in connection with the financings entered into in connection with the Cetera acquisition. These Pro Forma consolidated financial statements were prepared with a share price of the Company’s convertible preferred stock of $20.26 as set forth in the agreement with Luxor.

9

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

(in millions)
Excess price of the Company's convertible preferred stock above par value	270.0
Transaction costs	(46.0)
Total	$224.0

(28)	Reflects the use of $38.6 million of available cash to fund the cash consideration portion of the Summit acquisition pursuant to the acquisition agreement dated November 16, 2013 and $16.4 million of available cash distributed by Summit to its shareholders.

(29)	Reflects the elimination of the Company’s historical third-party receivables and payables with Summit which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.

(30)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the write-off of $0.5 million of historical goodwill and the recording of $54.1 million of new goodwill, tangible and intangible assets, which include intangibles related to the acquisition of Summit’s securities brokerage, investment services and insurance businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The identifiable intangible assets of Summit are primarily related to client relationships, which have useful lives of 9 years and internally developed software and non-compete agreements and trade names which have useful lives of 7 years, 5 years and 2 years, respectively. The third party valuation took into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates which are used to derive economic cash flows that are present valued at an appropriate rate of return over their respective useful lives. The adjustment also includes the write down in the fair value of advisor notes receivable of $0.4 million to their fair value. In making estimates of fair values for purposes of allocating purchase price, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.

(31)	Reflects the elimination of Summit’s common stock, unearned stock-based compensation, treasury stock and retained earnings balances.

(32)	Primarily reflects the issuance of the Company’s freely tradable Class A common stock for the equity portion of the consideration due in connection with the Summit acquisition partially offset by the elimination of Summit’s historical additional paid-in capital balance. The shares issued as part of the Summit merger were based on the $10.4 million stock consideration using $20.91 per share, or the volume weighted average closing sale price of the Company's Class A common stock, as reported by Bloomberg L.P., for the ten consecutive trading days ending on the second day immediately prior to the closing of the merger, or June 11, 2014.

(in millions)
Excess price of the Company's Class A common stock above par value	$10.4
Elimination of Summit's additional paid-in capital	(9.7)
Total	$0.7

(33)	Reflects the use of $12.8 million of available cash to fund the cash consideration portion of the JP Turner acquisition (after working capital adjustments payable at the closing) of which 60% was paid at closing and 40% is payable on the one year anniversary of the closing date. Pursuant to the merger agreement dated January 16, 2014, 70% of the consideration at closing and on the one year anniversary date is to be paid in cash.

(34)	Reflects the elimination of the Company’s historical third-party receivables and payables with JP Turner which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.

10

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

(35)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the recording of $27.9 million of new goodwill and intangible assets, which include intangibles related to the acquisition of JP Turner’s broker-dealer and investment advisory businesses. The allocation of goodwill and intangible assets will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on its respective estimated fair values. The identifiable intangible assets of JP Turner are assumed to be primarily related to client relationships which have useful lives of 9 years and non-compete agreements and trade names which have useful lives of 2 years. The third party valuation took into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors to be considered in the analysis of such intangible assets will include the estimate and probability of future revenues attributable to financial advisors and retention rates which are used to derive economic cash flows that are present valued at an appropriate rate of return over their useful lives. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.

(36)	Reflects the recording of estimated liabilities for deferred payment of stock and cash pursuant to the JP Turner purchase agreement. These estimates will be finalized once additional information is received. The deferred payments of stock and cash are payable upon J.P. Turner achieving certain targets for 2014, 2015 and 2016 and are subject to a cap of $2.5 million per annum. The estimates were determined based upon a valuation by a third-party valuation firm of the probability of the targets being achieved and present valuing the estimated payments to determine the estimated liability. Accordingly, these estimates are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations. See Note 8 for additional details regarding the calculation of the contingent consideration.

(37)	Primarily reflects the issuance of the Company’s Class A common stock for the equity portion of the consideration due in connection with the JP Turner acquisition partially offset by the elimination of JP Turner’s historical additional paid-in capital balance. The shares issued as part of the JP Turner closing were based on the $4.9 million stock consideration using $20.30 per share, or the average of the per share closing price of the Class A Common Stock for the five trading days ending on the trading day immediately prior to the date of closing, or June 12, 2014.

(in millions)
Excess price of the Company's Class A common stock above par value	$4.8
Elimination of JP Turner's additional paid-in capital	(5.7)
Total	$(0.9)

(38)	Reflects the elimination of the Company’s historical third-party receivables and payables with First Allied, which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.

(39)	Reflects the elimination of First Allied’s historical common stock and retained earnings balances.

(40)	Reflects the impact on additional paid-in capital for the following items:

(in millions)
Excess over par value for the Class A Common stock consideration (i)	$239.2
Elimination of First Allied's historical additional paid-in capital	(137.2)
Adjustment to record additional paid-in capital	102.0
Less: Excess purchase price paid over the historical cost of First Allied's net assets(ii)	102.8
Total	$(0.8)

11

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

i.	The consideration for the First Allied acquisition is 11,264,929 shares of the Company’s Class A common stock, therefore the actual value of the stock to be issued is based on the actual share price of the Company’s Class A common stock on the date of closing. The Pro Forma adjustments related to the First Allied acquisition are computed based on the closing stock price of the Company's Class A common shares on June 30, 2014.

ii.	Under the original First Allied merger agreement, the effective cost of the acquisition to RCAP Holdings was $177.0 million, consisting of $145.0 million in merger consideration to the former owners of First Allied and $32.0 million of bank indebtedness outstanding immediately following the merger. This effective cost does not represent the purchase price for financial reporting purposes or the historical cost of First Allied’s net assets.

On April 3, 2014, the Company entered into the First Allied contribution agreement with RCAP Holdings, pursuant to which RCAP Holdings will contribute all its equity interests in First Allied to us. As consideration for the contribution, 11,264,929 shares of our Class A common stock are issuable to RCAP Holdings, which was determined based on a value of $207.5 million for First Allied and the VWAP of our Class A common stock on January 15, 2014, the day prior to the announcement of the Cetera merger agreement. In addition, immediately following consummation of the contribution, First Allied is expected to have $33.4 million of outstanding bank indebtedness, which is expected be repaid out of the proceeds of the Cetera financing.

The excess of the purchase price was calculated based on the difference between the purchase price paid by the Company (i) the purchase price paid by the Company which is computed based on the public offering price per share, and (ii) the historical cost of First Allied’s net asset of $136.3 million.

This transaction was between entities under common control and is accounted for at historical cost. Any excess purchase price over the cost of the net assets is reflected as an adjustment to additional paid-in capital. The Company’s stock price since its initial public offering has ranged from $14.86 to $39.98. The transaction will be recorded at the implied value basis on the closing price at the Company’s Class A common stock on the closing date, which may be higher or lower than the amount shown here.

(41)	Reflects the use of $30.0 million of available cash to fund the initial cash consideration payment in connection with the Hatteras asset purchase. The adjustment also reflects the anticipated repayment of Hatteras’ line of credit and notes payable for $4.8 million.

(42)	Reflects the carve out of agreed upon deferred compensation assets and liabilities which were included in the historical Hatteras Combined Statement of Assets and Liabilities that are not expected to be included as part of the transaction.

12

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

(43)	Reflects preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships and investment advisory services. The amount includes the write off of $4.5 million of historical goodwill, the recording of liabilities for contingent payments and earn-outs of $45.5 million, and the recording of $78.7 million of new goodwill and intangible assets, which include intangibles related to the acquisition of Hatteras’ alternative mutual funds and core alternative funds and private equity funds businesses. The $45.5 million consisted of deferred payments totaling $9.6 million that were discounted at a factor of .986, .962 and .926 for 2014, 2015, and 2016, respectively, and earn-out payments estimated at $35.9 million that were discounted at a factor of .621 and .469 for 2016 and 2018, respectively. As defined in the purchase agreement, the deferred payments consist of 7.5% of the initial purchase price in 2014 and 2015, and 10% of the initial purchase price in 2016. The 2016 and 2018 earn-out payments are calculated as 10 multiplied by 0.15 multiplied by the pre-tax net income for the fiscal year that ends on each respective earn-out payment date. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The identifiable intangible assets of Hatteras are primarily related to contractual customer relationship intangibles for fund of hedge funds products that are structured as mutual funds which have useful lives of 9 to 14 years and Hatteras’ Funds trade names which have a useful life of 10 years. The third party valuation took into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors considered in the analysis of such intangible assets include assets under management and the related growth rates which are used to derive economic cash flows that are present valued at an appropriate rate of return over their respective useful lives. The fair value of the earn-outs was determined by discounting the expected payout in accordance with the purchase agreement. The fair value of contingent payments was determined using discounted cash flows. In making estimates of fair values for purposes of allocating purchase price and determining the fair value of the contingent payments and earn-outs, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.

(44)	Reflects the anticipated repayment of Hatteras’ line of credit and notes payable in accordance with the purchase agreement.

(45)	Reflects adjustment for the elimination of Hatteras’ members’ equity and non-controlling interest balances in connection with the asset purchase.

(46)	Reflects the issuance of $424.2 million, or 22.3 million shares of the Company’s Class A common stock in connection with the public offering, concurrent private offering and the exercise of the over-allotment option contemplated by the Company’s registration statement on Form S-1 (File No. 333-193925) first filed with the SEC on February 13, 2014, as amended, net of $28.2 million in expenses. The shares were issued at the public offering price per share, or $20.25.

(47)	Reflects the assumption that Company will net its deferred tax assets against the deferred tax liabilities. Further, to the extent an acquisition is an anticipated stock purchase, historical deferred tax assets of the acquired companies are deemed to be realizable pending additional analysis post-acquisition. It is anticipated that any potential adjustment to these historical deferred tax assets would be immaterial.

(48)	Reflects the use $31.5 million of available cash to fund the cash consideration portion of the ICH acquisition.

(49)	Reflects the elimination of the Company’s historical third-party receivables and payables with ICH which upon acquisition become classified as intercompany receivables and payables and eliminate in consolidation.

13

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

(50)	Reflects the preliminary adjustment to record goodwill and other intangible assets including intangibles for client relationships. The amount includes the recording of $61.8 million of new goodwill, tangible and intangible assets, which include intangibles related to the acquisition of ICH’s broker-dealer and investment advisory businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The identifiable intangible assets of ICH are primarily related to client relationships which have useful lives of 13 to 17 years and internally developed software, non-compete agreements and trade names that have useful lives of 6 years, 5 years and 2 years, respectively. The third party valuation took into consideration the useful lives of the intangible assets generated organically as well as those previously acquired therefore the useful lives may differ from those in the historical financial statements. Factors considered in the analysis of such intangible assets include the estimate and probability of future revenues attributable to financial advisors and retention rates which are used to derive economic cash flows that are present valued at an appropriate rate of return over their respective useful lives. The adjustment also includes the write-down in the fair value of advisor notes receivable of $0.8 million to their fair value. The deferred tax liability of $13.1 million relates to timing differences between book and taxable expense related to the intangible assets. In making estimates of fair values for purposes of allocating purchase price, the Company utilized an independent appraisal. Certain items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations.

(51)	Reflects the par value of the Company’s Class A common stock to be issued in connection with the ICH acquisition.

(52)	Reflects the elimination of ICH’s common stock, treasury stock and accumulated deficit balances.

(53)	Primarily reflects the issuance of the Company’s freely tradable Class A common stock for the equity portion of the consideration due in connection with the ICH acquisition partially offset by the elimination of ICH’s historical additional paid-in capital balance. These Pro Forma financial statements were prepared with an assumed share price of the Company’s Class A common stock of $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing.

(in millions)
Excess price of the Company's Class A common stock above par value	21.0
Elimination of ICH's additional paid-in capital	(13.0)
Total	$8.0

(54)	Reflects pro forma adjustments to record an additional $15.0 million of financing under the first lien facility which is subject to mandatory prepayment if the ICH acquisition is abandoned or terminated, resulting in net cash increase of $13.9 million and deferred acquisition fees of $1.1 million

(55)	Reflects the use $60.0 million of cash to fund the cash consideration portion of the Strategic Capital acquisition.

(56)	Reflects the preliminary adjustment to record goodwill and intangible assets of $220.8 million, which relate to the acquisition of Strategic Capital’s broker-dealer businesses. Amounts are preliminary and will be finalized once the purchase price allocation to the assets and liabilities acquired is finalized. In accordance with accounting principles generally accepted in the United States, the Company allocates the purchase price of acquired entities to identifiable intangible assets acquired based on their respective fair values. The Company is in the process of engaging an independent appraisal expert to conduct the purchase price allocation; therefore, information regarding the amount, types of and useful lives of the intangibles are unknown at the time of this prospectus. The Company allocated the excess purchase price between goodwill and intangibles based on the allocation used in the acquisition of Hatteras. All items will be finalized once additional information is received. Accordingly, these allocations are subject to revision when final information is available, although the Company does not expect future revisions to have a significant impact on its financial position or results of operations. The estimated deferred tax liability of $50.9 million relates to timing differences between book and taxable expense related to the incremental intangible assets. The purchase agreement also includes an EBITDA based earn-out for an estimated $94.1 million as well as $10 million in cash due 90-days after closing.

14

Unaudited Pro Forma Consolidated Statement of Financial Condition

March 31, 2014

(in thousands)

(57)	Primarily reflects the issuance of the Company’s Class A common stock for the equity portion of the consideration due in connection with the Strategic Capital acquisition. These Pro Forma financial statements were prepared with an assumed share price of the Company’s Class A common stock of $38.92, which was the closing price of the Company’s Class A common stock on March 31, 2014. The actual number of shares ultimately issued will differ based on the actual share price of the Company’s Class A common stock on the date of closing.

(58)	Reflects the elimination of Strategic Capital’s retained earnings and member's equity.

(59)	Reflects the assumption that the Company will net its deferred tax assets against the deferred tax liabilities. Further, to the extent an acquisition is an anticipated stock purchase, historical deferred tax assets of ICH and Strategic Capital are deemed to be realizable pending additional analysis post-acquisition. It is anticipated that any potential adjustment to these historical deferred tax assets would be immaterial.

15

Unaudited Pro Forma Consolidated Statement of Operations

March 31, 2014

(in thousands)

	RCAP Historical (1)	Cetera Historical (3)	Cetera Acquisition Related Adjustments		Cetera Financing Related Adjustments(excluding portions of the financing contingent on closing other pending acquisitions) (4)		RCAP with Cetera Pro Forma		Summit Historical (5)	Summit Acquisition Related Adjustments		RCAP with Summit Pro Forma
Revenues:
Commissions
Related party products	$92,420	$—	$—		$—		$92,420		$—	$—		$92,420
Non-related party products	157	178,972	(4,976	)(14)	—		174,153		24,549	(1,922	)(20)	22,784
Dealer manager fees
Related party products	44,438	—	—		—		44,438		—	—		44,438
Non-related party products	72	—	(3,246	)(14)	—		(3,174)		—	—		72
Investment banking advisory services
Related party products	31,732	—	—		—		31,732		—	—		31,732
Non-related party products		—	—		—		—		—	—		—
Advisory and asset-based fees (non-related party)		102,077	—		—		102,077		—	—		—
Transfer agency revenue (related party)	3,386	—	—		—		3,386		—	—		3,386
Services revenue
Related party products	8,100	—	—		—		8,100		—	—		8,100
Non-related party products	81	—	—		—		81		—	—		81
Reimbursable expenses
Related party products	6,051	—	—		—		6,051		—	—		6,051
Non-related party products	30	—	—		—		30		—	—		30
Other revenues	738	20,126	—		—		20,864		1,612	—		2,350
Total revenues	187,205	301,175	(8,222)		—		480,158		26,161	(1,922)		211,444

Expenses:
Third-party commissions
Related party products	92,420	—	—		—		92,420		—	—		92,420
Non-related party products	157	—	—		—		157		—	—		157
Third-party reallowance
Related party products	13,992	—	—		—		13,992		—	—		13,992
Non-related party products	29	—	—		—		29		—	—		29
Retail commissions	—	242,225	(8,222	)(14)	—		234,003		20,922	(1,922	)(20)	19,000
Wholesale commissions	16,461	—	—		—		16,461		—	—		16,461
Internal commission, payroll and benefits	14,373	25,848	—		—		40,221		2,107	31	(21)	16,511
Conferences and seminars	6,018	—	—		—		6,018		—	—		6,018
Travel	2,164	—	—		—		2,164		—	—		2,164
Marketing and advertising	2,881	2,721	—		—		5,602		—	—		2,881
Professional fees:
Related party expense allocation	683	—	—		—		683		—	—		683
Non-related party expenses	1,978	1,630	—		—		3,608		—	—		1,978
Data processing	1,872	4,406	—		—		6,278		163	—		2,035
Equity-based outperformance	7,150	—	—		—		7,150		—	—		7,150
Incentive fee	—	—	—		—		—		—	—		—
Quarterly fee	1,782	—	—		—		1,782		—	—		1,782
Transaction costs	6,717	3,333	(3,333	)(15)	—		6,717		443	(443	)(22)	6,717
Interest expense	—	4,154	(4,154	)(16)	18,131	(19)	18,131		—	—		—
Occupancy	1,124	3,224	—		—		4,348		206	—		1,330
Depreciation and amortization	51	4,611	19,645	(17)	—		24,307		75	944	(23)	1,070
Goodwill impairment	—	—	—		—		—		—	—		—
Service, sub-advisor and mutual fund expense	—	—	—		—		—		—	—		—
Other expenses	1,453	7,348	—		—		8,801		1,431	—		2,884
Total expenses	171,305	299,500	3,936		18,131		492,872		25,347	(1,390)		195,262
Income (loss) before taxes	15,900	1,675	(12,158)		(18,131)		(12,714)		814	(532)		16,182
Provision (benefit) for income taxes	3,244	1,797	(4,863	)(18)	(7,252	)(19)	(7,074)		400	(213	)(24)	3,431
Net income (loss)	12,656	(122)	(7,295)		(10,879)		(5,640)		414	(319)		12,751
Less: net income (loss) attributable to non-controlling interests	8,864	—	—		—		8,864		—	—		8,864
Net income (loss) attributable to RCS Capital Corporation	$3,792	$(122)	$(7,295)		$(10,879)		$(14,504)		$414	$(319)		$3,887
Earnings per share:
Basic	$0.22						$(1.26)					$0.22
Diluted	$0.22						$(1.26	)(48)				$0.22	(47)
Weighted average common shares (2):
Basic	15,567						15,567			499		16,066
Diluted	15,567						15,567			499		16,066

16

Unaudited Pro Forma Consolidated Statement of Operations

March 31, 2014

(in thousands)

	RCAP Historical (1)	JP Turner Historical (6)	JP Turner Acquisition Related Adjustments		RCAP with JP Turner Pro Forma	First Allied Historical (7)	First Allied Acquisition Related Adjustments		RCAP with First Allied Pro Forma
Revenues:
Commissions
Related party products	$92,420	$—	$—		$92,420	$—	$—		$92,420
Non-related party products	157	16,001	(4,680	)(25)	11,478	49,291	(5,468	)(27)	43,980
Dealer manager fees
Related party products	44,438	—	—		44,438	—	—		44,438
Non-related party products	72	—	(2,707	)(25)	(2,635)	—	(3,534	)(27)	(3,462)
Investment banking advisory services
Related party products	31,732	—	—		31,732	—	—		31,732
Non-related party products	—	—	—		—	—	—		—
Advisory and asset-based fees (non-related party)	102,077	—	—		—	31,577	—		31,577
Transfer agency revenue (related party)	3,386	—	—		3,386	—	—		3,386
Services revenue
Related party products	8,100	—	—		8,100	—	—		8,100
Non-related party products	81	—	—		81	—	—		81
Reimbursable expenses
Related party products	6,051	—	—		6,051	—	—		6,051
Non-related party products	30	—	—		30	—	—		30
Other revenues	738	4,361	—		5,099	12,351	—		13,089
Total revenues	187,205	20,362	(7,387)		200,180	93,219	(9,002)		271,422

Expenses:
Third-party commissions
Related party products	92,420	—	—		92,420	—	—		92,420
Non-related party products	157	—	—		157	—	—		157
Third-party reallowance
Related party products	13,992	—	—		13,992	—	—		13,992
Non-related party products	29	—	—		29	—	—		29
Retail commissions	—	16,206	(7,387	)(25)	8,819	68,167	(9,002	)(27)	59,165
Wholesale commissions	16,461	—	—		16,461	—	—		16,461
Internal commission, payroll and benefits	14,373	1,535	—		15,908	12,994	—		27,367
Conferences and seminars	6,018	—	—		6,018	—	—		6,018
Travel	2,164	—	—		2,164	521	—		2,685
Marketing and advertising	2,881	—	—		2,881	1,180	—		4,061
Professional fees:
Related party expense allocation	683	—	—		683	—	—		683
Non-related party expenses	1,978	—	—		1,978	1,932	—		3,910
Data processing	1,872	209	—		2,081	1,737	—		3,609
Equity-based outperformance	7,150	—	—		7,150	—	—		7,150
Incentive fee	—	—	—		—	—	—		—
Quarterly fee	1,782	—	—		1,782	—	—		1,782
Transaction costs	6,717	—	—		6,717	239	(239	)(28)	6,717
Interest expense	—	—	—		—	227	—		227
Occupancy	1,124	198	—		1,322	1,384	—		2,508
Depreciation and amortization	51	5	411	(26)	467	1,965	—		2,016
Goodwill impairment	—	—	—		—	—	—		—
Service, sub-advisor and mutual fund expense	—	—	—		—	—	—		—
Other expenses	1,453	1,073	—		2,526	3,721	—		5,174
Total expenses	171,305	19,226	(6,976)		183,555	94,067	(9,241)		256,131
Income (loss) before taxes	15,900	1,136	(411)		16,625	(848)	239		15,291
Provision (benefit) for income taxes	3,244	—	—		3,244	(342)	96	(29)	2,998
Net income (loss)	12,656	1,136	(411)		13,381	(506)	143		12,293
Less: net income (loss) attributable to non-controlling interests	8,864	—	—		8,864	—	—		8,864
Net income (loss) attributable to RCS Capital Corporation	$3,792	$1,136	$(411)		$4,517	$(506)	$143		$3,429
Earnings per share:
Basic	$0.22				$0.08				$0.12
Diluted	$0.22				$0.08	(47)			$0.12	(47)
Weighted average common shares (2):
Basic	15,567		239		15,806		11,265		26,832
Diluted	15,567		239		15,806		11,265		26,832

17

Unaudited Pro Forma Consolidated Statement of Operations

March 31, 2014

(in thousands)

	RCAP Historical (1)	Hatteras Historical (8)	Hatteras Acquisition Related Adjustments		RCAP with Hatteras Pro Forma	Offering Adjustments	RCAP Adjustments for consummated acquisitions (9)		RCAP with all consummated acquisitions total
Revenues:
Commissions
Related party products	$92,420	$—	$—		$92,420	$—	$—		$92,420
Non-Related party products	157	—	—		157	—	—		251,924
Dealer manager fees
Related party products	44,438	—	—		44,438	—	—		44,438
Non-Related party products	72	—	—		72	—	—		(9,415)
Investment banking advisory services
Related party products	31,732	—	—		31,732	—	—		31,732
Non-Related party products	—	—	—		—	—	—		—
Advisory and asset-based fees (non-related party)	102,077	13,156	—		13,156	—	—		146,810
Transfer agency revenue (related party)	3,386	—	—		3,386	—	—		3,386
Services revenue
Related party products	8,100	—	—		8,100	—	—		8,100
Non-Related party products	81	—	—		81	—	—		81
Reimbursable expenses
Related party products	6,051	—	—		6,051	—	—		6,051
Non-Related party products	30	—	—		30	—	—		30
Other revenues	738	874	—		1,612	—	—		40,062
Total revenues	187,205	14,030	—		201,235	—	—		615,619

Expenses:
Third-party commissions
Related party products	92,420	—	—		92,420	—	—		92,420
Non-Related party products	157	—	—		157	—	—		157
Third-party reallowance
Related party products	13,992	—	—		13,992	—	—		13,992
Non-Related party products	29	—	—		29	—	—		29
Retail commissions	—	—	—		—	—	—		320,987
Wholesale commissions	16,461	—	—		16,461	—	—		16,461
Internal commission, payroll and benefits	14,373	3,715	—		18,088	—	—		60,603
Conferences and seminars	6,018	—	—		6,018	—	—		6,018
Travel	2,164	—	—		2,164	—	—		2,685
Marketing and advertising	2,881	—	—		2,881	—	—		6,782
Professional fees:
Related party expense allocation	683	—	—		683	—	—		683
Non-related party expenses	1,978	—	—		1,978	—	—		5,540
Data processing	1,872	—	—		1,872	—	—		8,387
Equity-based outperformance	7,150	—	—		7,150	—	—		7,150
Incentive fee	—	—	—		—	—	—	(35)	—
Quarterly fee	1,782	—	—		1,782	—	(1,782	)(36)	—
Transaction costs	6,717	390	(390	)(30)	6,717	—	(6,717	)(37)	—
Interest expense	—	29	(29	)(31)	—	—	—		18,358
Occupancy	1,124	—	—		1,124	—	—		6,136
Depreciation and amortization	51	41	1,035	(32)	1,127	—	—		28,783
Goodwill impairment	—	—	—		—	—	—		—
Service, sub-advisor and mutual fund expense	—	7,175	—		7,175	—	—		7,175
Other expenses	1,453	943	—		2,396	—	—		15,969
Total expenses	171,305	12,293	616		184,214	—	(8,499)		618,315
Income (loss) before taxes	15,900	1,737	(616)		17,021	—	8,499		(2,696)
Provision (benefit) for income taxes	3,244	—	448	(33)	3,692	—	6,685	(38)	—
Net income (loss)	12,656	1,737	(1,064)		13,329	—	1,814		(2,696)
Less: net income (loss) attributable to non-controlling interests	8,864	673	(673	)(34)	8,864	—	—		8,864
Net income (loss) attributable to RCS Capital Corporation	$3,792	$1,064	$(391)		$4,465	$—	$1,814		$(11,560)
Earnings per share:
Basic	$0.22				$0.27				$(0.33)
Diluted	$0.22				$0.27	(47)			$(0.33	)(48)
Weighted average common shares (2):
Basic	15,567		—		15,567	22,339			49,909
Diluted	15,567		—		15,567	22,339			49,909

18

Unaudited Pro Forma Consolidated Statement of Operations

March 31, 2014

(in thousands)

	RCAP Historical (1)	ICH Historical (10)	ICH Acquisition Related Adjustments		Contingent Financing Adjustment (11)		Strategic Capital Historical (12)	Strategic Capital Acquisition Related Adjustments		RCAP Adjustments (13)		Total RCAP Pro Forma
Revenues:
Commissions
Related party products	$92,420	$—	$—		$—		$184,840	$—		$—		$92,420
Non-Related party products	157	17,422	(854	)(39)	—		469,584	—		—		295,431
Dealer manager fees
Related party products	44,438	—	—		—		88,876	—		—		44,438
Non-Related party products	72	—	—		—		(1,983)	—		—		1,191
Investment banking advisory services
Related party products	31,732	—	—		—		63,464	—		—		31,732
Non-Related party products		—	—		—		—	—		—		—
Advisory and asset-based fees (non-related party)		4,889	(484	)(39)	—		253,292	—		—		151,215
Transfer agency revenue (related party)	3,386	—	—		—		6,772	—		—		3,386
Services revenue
Related party products	8,100	—	—		—		16,200	—		—		8,100
Non-Related party products	81	—	—		—		162	—		—		81
Reimbursable expenses
Related party products	6,051	—	—		—		12,102	—		—		6,051
Non-Related party products	30	—	—		—		60	—		—		30
Other revenues	738	1,094	—		—		63,276	—		—		42,412
Total revenues	187,205	23,405	(1,338)		—		1,156,645	—		—		676,487

Expenses:
Third-party commissions
Related party products	92,420	—	—		—		184,840	—		—		92,420
Non-Related party products	157	—	—		—		314	—		—		157
Third-party reallowance
Related party products	13,992	—	—		—		27,984	—		—		13,992
Non-Related party products	29	—	—		—		58	—		—		29
Retail commissions	—	18,655	(1,338	)(39)	—		597,739	—		—		363,736
Wholesale commissions	16,461	—	—		—		32,922	—		—		16,461
Internal commission, payroll and benefits	14,373	1,621	150	(40)	—		108,584	—		—		68,363
Conferences and seminars	6,018	—	—		—		12,036	—		—		6,018
Travel	2,164	—	—		—		5,240	—		—		3,076
Marketing and advertising	2,881	319	—		—		17,079	—		—		11,477
Professional fees:
Related party expense allocation	683	—	—		—		1,366	—		—		683
Non-related party expenses	1,978	2,345			—		11,851	—		—		8,243
Data processing	1,872	313	—		—		14,978	—		—		8,700
Equity-based outperformance	7,150	74	—		—		14,374	—		—		7,224
Incentive fee	—	—	—		—		—	—		—		—
Quarterly fee	1,782	—	—		—		—	—		—		—
Transaction costs	6,717	299	(299	)(41)	—		—	—		—		—
Interest expense	—	53	—		261	(44)	36,803	—		—		18,672
Occupancy	1,124	86	—		—		10,692	—		—		6,344
Depreciation and amortization	51	42	583	(42)	—		56,172	2,449	(45)	—		31,865
Goodwill impairment	—	—	—		—		—	—		—		—
Service, sub-advisor and mutual fund expense	—	—	—		—		7,175	—		—		7,175
Other expenses	1,453	548	—		—		25,449	—		—		16,648
Total expenses	171,305	24,355	(904)		261		1,165,656	2,449		—		681,283
Income (loss) before taxes	15,900	(950)	(434)		(261)		(9,011)	(2,449)		—		(4,796)
Provision (benefit) for income taxes	3,244	16	(174	)(43)	(104	)(44)	—	(980	)(45)	1,242	(46)	—
Net income (loss)	12,656	(966)	(260)		(157)		(9,011)	(1,469)		(1,242)		(4,796)
Less: net income (loss) attributable to non-controlling interests	8,864	—	—		—		17,728	—		—		8,864
Net income (loss) attributable to RCS Capital Corporation	$3,792	$(966)	$(260)		$(157)		$(26,739)	$(1,469)		$(1,242)		$(13,660)
Earnings per share:
Basic	$0.22											$(0.37)
Diluted	$0.22											$(0.37	)(48)
Weighted average common shares (2):
Basic	15,567		540					257		—		50,706
Diluted	15,567		540					257		—		50,706

19

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(1)	Reflects the historical Consolidated Statement of Income of the Company for the period indicated.

(2)	Reflects the calculation of the weighted average shares outstanding (in thousands, except share price data). The basic and diluted EPS disclosed on the Unaudited Pro Forma Consolidated Statement of Operations utilize the share prices as stated in the table below.

	Stock consideration	Price	Basic EPS impact	Diluted EPS impact
RCAP Historical (i)			15,567	15,567
ICH (ii)	$21,000	$38.92	540	540
Summit (iii)	10,432	$20.91	499	499
Luxor - convertible preferred stock (iv)	270,000	$20.26	—	—
Luxor - convertible notes (iv)	120,000	$21.18	—	—
JP Turner (v)	4,860	$20.30	239	239
First Allied (vi)	239,156	$21.23	11,265	11,265
Strategic Capital (ii)	10,000	$38.92	257	257
Follow-on Issuance(vii)	452,365	$20.25	22,339	22,339
Total	$1,127,813		50,706	50,706

i.	Reflects the Company's weighted average Class A common shares used in basic and diluted computation as presented in the historical financial statements.

ii.	The price of $38.92 is based on the closing price of the Company’s Class A common stock as of March 31, 2014. Except as described in (vi) with respect to First Allied, all other prices reflected in the table above are actual prices at which the common stock was issued or the conversion price for the instruments pursuant to which the convertible securities were issued.

iii.	Reflects the actual number of shares issued as part of the Summit merger based on the $10.4 million stock consideration using $20.91 per share, or the volume weighted average closing sale price of the Company's Class A common stock, as reported by Bloomberg L.P., for the ten consecutive trading days ending on the second day immediately prior to the closing of the merger, or June 11, 2014.

iv.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.

v.	Reflects the actual number of shares issued as part of the JP Turner closing based on the $4.9 million stock consideration using $20.30 per share, or the average of the per share closing price of the Class A Common Stock for the five trading days ending on the trading day immediately prior to the date of closing, or June 12, 2014.

vi.	Reflects the total consideration issued based on the 11,264,929 shares of the Company's Class A common stock based on the closing price of the Company's Class A common stock on June 30, 2014, or $21.23, the closing date of the First Allied acquisition.

vii.	The Company raised $452.4 million from the public offering, concurrent private offering and the underwriters’ over-allotment option.

20

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

The table below summarizes the impact to the shares utilized in the basic and diluted EPS computations if the Company computed the shares to be issued using the closing share price of the Class A common stock on the public offering price, or $21.23, which is a more recent price of the Class A common stock for acquisitions which have not yet closed.

As of June 30, 2014:

	Stock consideration	Price	Basic EPS impact	Diluted EPS impact
RCAP Historical (i)			15,567	15,567
ICH (ii)	$21,000	$21.23	989	989
Summit (iii)	10,432	$20.91	499	499
Luxor - convertible preferred stock (iv)	270,000	$20.26	—	—
Luxor - convertible notes (iv)	120,000	$21.18	—	—
JP Turner (v)	4,860	$20.30	239	239
First Allied (vi)	239,156	$21.23	11,265	11,265
Strategic Capital (ii)	10,000	$21.23	471	471
Follow-on Issuance(vii)	452,365	$20.25	22,339	22,339
Total	$1,127,813		51,369	51,369

i.	Reflects the Company's weighted average Class A common shares used in basic and diluted computation as presented in the historical financial statements.

ii.	The price of $21.23 is based on the closing price of the Company’s Class A common stock as of June 30, 2014. Except as described in (vi) with respect to First Allied, all other prices reflected in the table above are actual prices at which the common stock was issued or the conversion price for the instruments pursuant to which the convertible securities were issued.

iii.	Reflects the actual number of shares issued as part of the Summit merger based on the $10.4 million stock consideration using $20.91 per share, or the volume weighted average closing sale price of the Company's Class A common stock, as reported by Bloomberg L.P., for the ten consecutive trading days ending on the second day immediately prior to the closing of the merger, or June 11, 2014.

iv.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.

v.	Reflects the actual number of shares issued as part of the JP Turner closing based on the $4.9 million stock consideration using $20.30 per share, or the average of the per share closing price of the Class A Common Stock for the five trading days ending on the trading day immediately prior to the date of closing, or June 12, 2014.

vi.	Reflects the total consideration issued based on the 11,264,929 shares of the Company's Class A common stock based on the closing price of the Company's Class A common stock on June 30, 2014, or $21.23, the closing date of the First Allied acquisition.

vii.	The Company raised $452.4 million from the public offering, concurrent private offering and the underwriters’ over-allotment option.

(3)	Reflects the historical Consolidated Statement of Income of Cetera for the period indicated.

(4)	Reflects pro forma adjustments to record Cetera financing related interest expense adjustment. This adjustment excludes a portion of the commitment in respect of the first lien term facility which is subject to automatic reduction if certain of the pending acquisitions are abandoned or terminated.

(5)	Reflects the historical Condensed Consolidated Statement of Income of Summit for the period indicated.

(6)	Reflects the historical Consolidated Statement of Income of JP Turner for the period indicated.

(7)	Reflects the historical Consolidated Statement of Operations of First Allied for the period indicated.

(8)	Reflects the historical Combined Statement of Revenue and Expenses of Hatteras for the period indicated.

21

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(9)	Reflects Pro Forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. Excludes approximately $57.0 million to $65.0 million of projected annualized operating synergies the Company expects to achieve in the first twelve months of combined operations, including: approximately $27.0 million to $30.0 million in strategic partner revenues; $12.4 million to $15.0 million in registered representative services revenue; $11.2 million in back-office management and technology efficiencies; $4.3 million to $6.0 million in clearing expense efficiencies; $0.7 million in public company expense efficiencies and $1.2 to $2.0 million in other operating efficiencies. The Company expects to incur $2.0 million to $5.0 million in one-time costs to achieve these synergies.

(10)	Reflects the historical Condensed Consolidated Statement of Operations of ICH for the period indicated.

(11)	Reflects Pro Forma adjustments to record the portion of the financing pursuant to the first lien term facility which is subject to a mandatory $15 million prepayment if the ICH acquisition is abandoned or terminated.

(12)	Reflects the historical Consolidated Statement of Income of Strategic Capital for the period indicated.

(13)	Reflects the assumption that the Company will not recognize the tax benefit associated with the 2014 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the completion of the pending acquisitions.

(14)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Cetera for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(15)	Reflects the elimination of transaction expenses incurred in connection with the financing of the Cetera acquisition.

(16)	Reflects the elimination of interest expense due to the repayment of Cetera’s long-term debt.

(17)	Reflects the amortization expense on Cetera’s intangible assets for the three months ended March 31, 2014 assuming their useful life will be 9.5 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)	Amortization expense for three months ended (in millions)
$880.9	9.5	$92.7	$23.2

i.	Excludes $1.1 million of existing depreciation recorded by Cetera.

(18)	Reflects the income tax effect of the pro forma adjustments to Cetera’s historical consolidated financial statements for the three months ended March 31, 2014.

(in millions)
Pro forma Adjustments	$(12.2)
Tax effect @ 40% (i)	$(4.9)

i.	Reflects tax effect of Cetera’s pro forma adjustments using an assumed tax rate of 40%.

(19)	Reflects the interest expense on long-term debt issued in connection with the Cetera acquisition. Reflects the pro forma adjustments to the Company’s historical consolidated statements of operations for the three months ended March 31, 2014 for interest expense on long-term debt and convertible notes issued in connection with the transactions using interest rates that range from 5% to 10.25%. The tax benefit effect for this expense is $7.3 million using an assumed tax rate of 40%.

(20)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Summit for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(21)	Reflects the amortization expense for forgivable loans based on a fair value of $0.5 million and a four year useful life.

22

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(22)	Reflects the elimination of transaction expenses incurred by Summit in connection with the acquisition.

(23)	Reflects the amortization expense on Summit’s intangible assets primarily related to client relationships for the three months ended March 31, 2014 assuming their useful life will be approximately 8.7 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$32.7	8.7	$3.8	$1.0

(24)	Reflects the income tax effect of the pro forma adjustments to Summit’s historical consolidated financial statements for the three months ended March 31, 2014.

(in millions)
Pro forma Adjustments	$(0.5)
Tax effect @ 40% (i)	$(0.2)

i.	Reflects tax effect of Summit’s pro forma adjustments using an assumed tax rate of 40%.

(25)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with JP Turner for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(26)	Reflects the amortization expense on JP Turner’s intangible assets for the three months ended March 31, 2014 assuming their useful life will be approximately 8.4 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$13.9	8.4	$1.7	$0.4

(27)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with First Allied for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(28)	Reflects the elimination of transaction expenses incurred by First Allied in connection with the acquisition by RCAP Holdings, LLC.

(29)	Reflects the income tax effect of the pro forma adjustments to First Allied’s historical consolidated financial statements for the three months ended March 31, 2014.

(in millions)
Pro forma Adjustments	$0.2
Tax effect @ 40% (i)	$0.1

i.	Reflects tax effect of First Allied’s pro forma adjustments using an assumed tax rate of 40%.

23

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(30)	Reflects the elimination of transaction expenses incurred by Hatteras in connection with the acquisition.

(31)	Reflects the elimination of interest expense due to the anticipated repayment of Hatteras’ line of credit and notes payable.

(32)	Reflects the amortization expense on Hatteras’ intangible assets primarily related to customer relationships with fund of hedge funds products that are structured as mutual funds for the three months ended March 31, 2014 assuming their useful life will be approximately 13 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$54.5	13.2	$4.1	$1.0

(33)	Reflects the Pro Forma income tax adjustments to Hatteras’ historical combined financial statements:

(in millions)
Historical income before taxes	$1.7
Pro forma Adjustments	(0.6)
Total income before taxes	1.1
Tax effect @ 40% (i)	$0.4

i.	Reflects tax effect of Hatteras’ historical income before taxes and pro forma adjustments using an assumed tax rate of 40% as if it was taxed as a corporation.

(34)	Reflects the pro forma adjustments to Hatteras’ combined historical financial statements for the three months ended March 31, 2014 to reflect the fact that following the acquisition there is no longer a non-controlling interest.

(35)	The total incentive fee is negative, therefore, it is not reflected in the Pro Forma Consolidated Statement of Operations.

(36)	Reflects the reversal of the Company’s quarterly fee expense for the three months ended March 31, 2014. Pursuant to an agreement, RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. The reversal is due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative and therefore, no quarterly fee would be charged. We will have significant intangible assets and long-term debt as a result of the recent and pending acquisitions. The intangible assets will be amortized over their useful lives resulting in amortization expense. The long-term debt pays interest which results in interest expense. The long-term debt requires us to pay interest which results in interest expense. As a result, we anticipate incurring recurring losses in future periods because of the significant level of amortization of intangible assets acquired and new interest expense.

(37)	Reflects the elimination of transaction expenses incurred in connection with the acquisitions.

(38)	Reflects the assumption that the Company will not recognize the tax benefit associated with the 2014 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the completion of the acquisitions.

(39)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with ICH for the three months ended March 31, 2014 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(40)	Reflects the amortization expense for forgivable loans based on a fair value of $1.2 million and a two year useful life.

(41)	Reflects the elimination of transaction expenses incurred by ICH in connection with the acquisition.

24

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(42)	Reflects the amortization expense on ICH’s intangible assets primarily related to client relationships for the three months ended March 31, 2014 assuming their useful life will be approximately 14.0 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$32.7	14.0	$2.3	$0.6

(43)	Reflects the income tax effect of the pro forma adjustments to ICH’s historical consolidated financial statements for the three months ended March 31, 2014.

(in millions)
Pro forma Adjustments	$(0.4)
Tax effect @ 40% (i)	$(0.2)

i.	Reflects tax effect of ICH’s pro forma adjustments using an assumed tax rate of 40%.

(44)	Reflects pro forma adjustment to record the additional interest expense and discount amortization for the additional $15.0 million of contingent commitments with respect to the first lien facility. The tax effect of this adjustment is using an assumed 40% tax rate.

(45)	Reflects the amortization expense on Strategic Capital intangible assets for the three months ended March 31, 2014 assuming their useful life will be approximately 13 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined based on the useful life of intangible assets in the acquisition of a similar company. The Company is in the process of engaging an independent appraisal expert to conduct the purchase price allocation; therefore, information regarding the amount, types of and useful lives of the intangibles are our best estimates at the time of this prospectus. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group. The tax effect of this adjustment is using an assumed 40% tax rate.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)	Amortization expense for three months ended (in millions)
$127.4	13.0	$9.8	$2.5

(46)	Reflects the assumption that the Company will not recognize the tax benefit associated with the 2014 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the completion of the pending acquisitions.

(47)	Assumes the same number of shares for the basic and diluted EPS calculations because of the loss from operations. Also, reflects $0.3 million of dividend equivalents on restricted stock as reflected in the Company's historical financial statements for the period indicated.

(48)	Assumes the same number of shares for the basic and diluted EPS calculations because of the loss from operations. EPS also includes a 7% convertible preferred dividend paid of $4.7 million. Also, reflects $0.3 million of dividend equivalents on restricted stock as reflected in the Company's historical financial statements for the period indicated.

25

Earnings before interest, taxes, depreciation and amortization ("EBITDA")

The Company uses EBITDA and adjusted EBITDA, which are non-GAAP measures, as supplemental measures of its performance that are not required by, or presented in accordance with accounting principles generally accepted in the United States (“GAAP”). None of the non-GAAP measures should be considered as an alternative to any other performance measure derived in accordance with GAAP. The Company uses EBITDA and adjusted EBITDA as an integral part of its report and planning processes and as one of the primary measures to, among other things:

•	monitor and evaluate the performance of the Company's business operations;
•	facilitate management's internal comparisons of the historical operating performance of the Company's business operations;
•	facilitate management's external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels;
•	analyze and evaluate financial and strategic planning decisions regarding future operating investments; and
•	plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, adjusted to exclude acquisition related expenses and equity-based compensation and other significant one-time items. The Company believes similarly titled measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry, many of which present EBITDA and adjusted EBITDA and other similar metrics when reporting their financial results. The Company's presentation of Pro Forma EBITDA and Pro Forma adjusted EBITDA should not be construed to imply that our future results will be unaffected by unusual or nonrecurring items.

The following table provides a reconciliation of the Company's Pro Forma net income (loss) attributable to RCS Capital Corporation (GAAP) to the Company's Pro Forma EBITDA (Non-GAAP) and adjusted EBITDA (Non-GAAP) for the three months ended March 31, 2014:

	RCAP	Cetera(1)	Summit	JP Turner	First Allied	Hatteras	ICH	Strategic Capital	Total
Net income (loss):
Historical	3,792	(122)	414	1,136	(506)	1,737	(966)	1,994	7,479
Pro forma adjustments	572	(18,331)	(319)	(411)	143	(1,064)	(260)	(1,469)	(21,139)
Pro-forma income tax adjustments	11,171	(10,422)	187	—	(246)	448	(158)	(980)	—
Non-controlling interests	8,864	—	—	—	—	—	—	—	8,864
Pro forma net income (loss)	24,399	(28,875)	282	725	(609)	1,121	(1,384)	(455)	(4,796)
add back: interest expense	—	18,392	—	—	227	—	53	—	18,672
add back: depreciation and amortization expense	51	24,256	1,019	416	1,965	1,076	625	2,457	31,865
EBITDA (Non-GAAP)	24,450	13,773	1,301	1,141	1,583	2,197	(706)	2,002	45,741
add back: non-cash equity compensation	10,213	639	—	—	963	—	74	—	11,889
add back: capitalized advisor expenses	—	3,250	37	—	—	—	—	—	3,287
add back: other	1,945	462	602	36	590	390	70	(850)	3,245
Adjusted EBITDA (Non-GAAP)	$36,608	$18,124	$1,940	$1,177	$3,136	$2,587	$(562)	$1,152	$64,162

 __________________________

(1) Includes results of operations for Cetera and Cetera financing related adjustments and the portion contingent on closing pending acquisition.

The non-GAAP measures have limitations as analytical tools, and you should not consider any of these measures in isolation or as a substitute for analyses of our income or cash flows as reported under GAAP.

Some of these limitations are:

•      they do not reflect the Company's cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•      they do not reflect changes in, or cash requirements for, the Company's working capital needs;

•      they do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debt; and

•     depreciation and amortization are non-cash expense items that are reflected in the Company's statements of cash flows.

26

In addition, other companies in the Company's industry may calculate these measures differently than the Company does, limiting their usefulness as a comparative measure. The Company compensates for these limitations by relying primarily on its GAAP results and using the non-GAAP measures only for supplemental purposes.

The bank facilities and the convertible notes we entered into and issued in connection with the Cetera financings include covenants and other provisions based on a definition of EBITDA, which we refer to as Cetera EBITDA, that will differ from the definition of EBITDA described above. Furthermore, the convertible preferred stock we issued in connection with the Cetera financings also includes covenants and other provisions based on a definition of EBITDA, which is defined in the certificate of designation governing the convertible preferred stock, or the certificate of designation, as LTM, or the last 12 months, Adjusted EBITDA differs from both the definition of EBITDA described above and Cetera EBITDA.

Cetera EBITDA is used, among other things, in calculating the Leverage Ratio, First Lien Leverage Ratio, Secured Leverage Ratio and Fixed Charge Covenant Ratio, as defined in the credit agreement related to the first lien term facility, or the credit agreement in calculating similar ratios in the indenture governing the convertible notes, or the indenture. These ratios are used under both agreements as part of covenants relating to, among other things, incurrence of debt and payment of dividends and distributions.

Cetera EBITDA is generally comparable to EBITDA and adjusted EBITDA. Under the credit agreement and the indenture, Cetera EBITDA is similar to EBITDA, subject to certain additional adjustments, including further adjustments to add back (i) equity-based compensation and other non-cash charges and extraordinary, nonrecurring or unusual losses or expenses; (ii) fees and expenses incurred in connection with equity issuances and debt incurrences, and certain fees and expenses incurred in connection with the Cetera financings, the recent and pending acquisitions and other permitted acquisitions, which, in the aggregate (other than fees and expenses for the Cetera financings and the pending acquisitions to the extent scheduled), do not exceed 10% of Cetera EBITDA for the relevant period; (iii) certain projected net cost savings and synergies related to the recent and pending acquisitions and the Cetera financings based on actions to be taken within 18 months; and (iv) projected net cost savings and synergies related to other acquisitions and asset sales permitted under the credit agreement based on actions to be taken within 12 months, which, in the aggregate and prior to giving effect to such net cost savings and synergies, do not exceed 10% of Cetera EBITDA for the four quarters preceding the relevant determination date. The adjustments made to EBITDA to derive adjusted EBITDA are similar to the adjustments made to EBITDA to derive Cetera EBITDA, but there are also differences that could lead the results to not be comparable under certain circumstances, such as the differences in adjustments made to add back acquisition related expenses.

In addition, LTM Adjusted EBITDA is used as part of covenants relating to incurrence of debt in the certificate of designation. LTM Adjusted EBITDA is similar to EBITDA, subject to certain additional adjustments, including further adjustments for employee share-based compensation expense, acquisition and integration related expenses and equity issuance and related offering costs. The adjustments made to EBITDA to derive adjusted EBITDA are similar to the adjustments made to EBITDA to derive LTM Adjusted EBITDA, but there are also differences that could lead the results to not be comparable under certain circumstances, such as the adjustment made to add back integration related expenses.

We also use Core Earnings, a non-GAAP measure, to calculate the incentive fee payable to RCS Capital Management under our services agreement. While Core Earnings includes certain adjustments for non-cash items, it is based on after-tax GAAP net income and also includes adjustments for items such as unrealized gains or losses recorded for the period and the payment of incentive fees. Accordingly, Core Earnings is not comparable to EBITDA or adjusted EBITDA.

27

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	RCAP Historical (1)	Cetera Historical (3)	Walnut Historical (4)	Tower Square Historical (5)	Cetera Acquisition Related Adjustments		Walnut Acquisition Related Adjustments		Tower Square Acquisition Related Adjustments		Cetera Financing Related Adjustments(excluding portions of the financing contingent on closing other pending acquisitions) (6)		RCAP with Cetera Pro Forma
Revenues:
Commissions
Related party products	$400,560	$—	$—	$—	$—		$—		$—		$—		$400,560
Non-related party products	116,074	636,951	34,715	17,061	(40,924	)(16)	—		—		—		763,877
Dealer manager fees
Related party products	227,420	—	—	—	—		—		—		—		227,420
Non-related party products	56,381	—	—	—	(27,163	)(16)	—		—		—		29,218
Investment banking advisory services
Related party products	45,484	—	—	—	—		—		—		—		45,484
Non-related party products	—	—		—	—		—		—		—		—
Advisory and asset-based fees (non-related party)	—	347,632	37,671	7,710	—		—		—		—		393,013
Transfer agency revenue (related party)	8,667	—	—	—	—		—		—		—		8,667
Services revenue													—
Related party products	24,968	—	—	—	—		—		—		—		24,968
Non-related party products	492	—	—	—	—		—		—		—		492
Reimbursable expenses													—
Related party products	6,375	—	—	—	—		—		—		—		6,375
Non-related party products	100	—	—	—	—		—		—		—		100
Other revenues	(26)	87,094	3,476	1,751	—		—		—		—		92,295
Total revenues	886,495	1,071,677	75,862	26,522	(68,087)		—		—		—		1,992,469

Expenses:
Third-party commissions
Related party products	400,598	—	—	—	—		—		—		—		400,598
Non-related party products	116,074	—	—	—	—		—		—		—		116,074
Third-party reallowance
Related party products	65,018	—	—	—	—		—		—		—		65,018
Non-related party products	19,563	—	—	—	—		—		—		—		19,563
Retail commissions	—	854,931	66,335	23,005	(68,087	)(16)	—		—		—		876,184
Wholesale commissions	101,702	—	—	—	—		—		—		—		101,702
Internal commission, payroll and benefits	14,292	91,273	3,900	1,499	—		—		—		—		110,964
Conferences and seminars	25,486	—	—	—	—		—		—		—		25,486
Travel	7,623	—	—	—	—		—		—		—		7,623
Marketing and advertising	8,611	10,604	—	—	—		—		—		—		19,215
Professional fees:
Related party expense allocation	930	—	—	—	—		—		—		—		930
Non-related party expenses	3,663	15,287	—	—	—		—		—		—		18,950
Data processing	6,268	15,512	4,437	1,551	—		—		—		—		27,768
Equity-based outperformance	492	—	—	—	—		—		—		—		492
Incentive fee	273	—	—	—	—		—		—		—		273
Quarterly fee	5,996	—	—	—	—		—		—		—		5,996
Transaction costs	4,587	10,110	—	—	(10,110	)(17)	—		—		—		4,587
Interest expense	—	11,886	79	74	(11,886	)(18)	—		—		71,218	(23)	71,371
Occupancy	2,717	10,514	—	—	—		—		—		—		13,231
Depreciation and amortization	150	17,989	—	—	78,355	(19)	1,296	(21)	602	(22)	—		98,392
Goodwill impairment	—	—	—	—	—		—		—		—		—
Service, sub-advisor and mutual fund expense	—	—	—	—	—		—		—		—		—
Other expenses	1,900	28,269	3,540	1,465	—		—		—		—		35,174
Total expenses	785,943	1,066,375	78,291	27,594	(11,728)		1,296		602		71,218		2,019,591
Income (loss) before taxes	100,552	5,302	(2,429)	(1,072)	(56,359)		(1,296)		(602)		(71,218)		(27,122)
Provision (benefit) for income taxes	2,202	2,184	(886)	(376)	(22,543	)(20)	(518	)(21)	(241	)(22)	(28,487	)(23)	(48,665)
Net income (loss)	98,350	3,118	(1,543)	(696)	(33,816)		(778)		(361)		(42,731)		21,543
Less: net income (loss) attributable to non-controlling interests	95,749	—	—	—	—		—		—		—		95,749
Net income (loss) attributable to RCS Capital Corporation	$2,601	$3,118	$(1,543)	$(696)	$(33,816)		$(778)		$(361)		$(42,731)		$(74,206)
Earnings per share:
Basic	1.04												(37.24)
Diluted	1.04												(37.24	)(55)
Weighted average common shares (2):
Basic	2,500												2,500
Diluted	2,500												2,500

28

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	RCAP Historical	Summit Historical (7)	Summit Acquisition Related Adjustments		RCAP with Summit Pro Forma	JP Turner Historical (8)	JP Turner Acquisition Related Adjustments		RCAP with JP Turner Pro Forma
Revenues:
Commissions
Related party products	$400,560	$—	$—		$400,560	$—	$—		$400,560
Non-related party products	116,074	81,838	(6,672	)(24)	191,240	77,504	(21,176	)(29)	172,402
Dealer manager fees
Related party products	227,420	—	—		227,420	—	—		227,420
Non-related party products	56,381	—	—		56,381	—	(12,791	)(29)	43,590
Investment banking advisory services
Related party products	45,484	—	—		45,484	—	—		45,484
Non-related party products	—	—	—		—	2,036	—		2,036
Advisory and asset-based fees (non-related party)	—	—	—		—	—	—		—
Transfer agency revenue (related party)	8,667	—	—		8,667	—	—		8,667
Services revenue
Related party products	24,968	—	—		24,968	—	—		24,968
Non-related party products	492	—	—		492	—	—		492
Reimbursable expenses
Related party products	6,375	—	—		6,375	—	—		6,375
Non-related party products	100	—	—		100	—	—		100
Other revenues	(26)	5,781	—		5,755	2,791	—		2,765
Total revenues	886,495	87,619	(6,672)		967,442	82,331	(33,967)		934,859

Expenses:
Third-party commissions
Related party products	400,598	—	—		400,598	—	—		400,598
Non-related party products	116,074	—	—		116,074	—	—		116,074
Third-party reallowance
Related party products	65,018	—	—		65,018	—	—		65,018
Non-related party products	19,563	—	—		19,563	—	—		19,563
Retail commissions	—	69,237	(6,672	)(24)	62,565	67,098	(33,967	)(29)	33,131
Wholesale commissions	101,702	—	—		101,702	—	—		101,702
Internal commission, payroll and benefits	14,292	7,515	125	(25)	21,932	5,919	—		20,211
Conferences and seminars	25,486	—	—		25,486	—	—		25,486
Travel	7,623	—	—		7,623	—	—		7,623
Marketing and advertising	8,611	—	—		8,611	—	—		8,611
Professional fees:
Related party expense allocation	930	—	—		930	—	—		930
Non-related party expenses	3,663	—	—		3,663	—	—		3,663
Data processing	6,268	456	—		6,724	1,031	—		7,299
Equity-based outperformance	492	—	—		492	—	—		492
Incentive fee	273	—	—		273	—	—		273
Quarterly fee	5,996	—	—		5,996	—	—		5,996
Transaction costs	4,587	1,196	(1,196	)(26)	4,587	146	(146	)(30)	4,587
Interest expense	—	—	—		—	—	—		—
Occupancy	2,717	791	—		3,508	794	—		3,511
Depreciation and amortization	150	200	3,777	(27)	4,127	77	1,644	(31)	1,871
Goodwill impairment	—	—	—		—	—	—		—
Service, sub-advisor and mutual fund expense	—	—	—		—	—	—		—
Other expenses	1,900	4,027	—		5,927	10,480	—		12,380
Total expenses	785,943	83,422	(3,966)		865,399	85,545	(32,469)		839,019
Income (loss) before taxes	100,552	4,197	(2,706)		102,043	(3,214)	(1,498)		95,840
Provision (benefit) for income taxes	2,202	1,648	(1,082	)(28)	2,768	—	—		2,202
Net income (loss)	98,350	2,549	(1,624)		99,275	(3,214)	(1,498)		93,638
Less: net income (loss) attributable to non-controlling interests	95,749	—	—		95,749	—	—		95,749
Net income (loss) attributable to RCS Capital Corporation	$2,601	$2,549	$(1,624)		$3,526	$(3,214)	$(1,498)		$(2,111)
Earnings per share:
Basic	1.04				1.18				(0.77)
Diluted	1.04				1.18				(0.77)
Weighted average common shares (2):
Basic	2,500		499		2,999		239		2,739
Diluted	2,500		499		2,999		239		2,739

29

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	RCAP with Cetera Pro Forma	First Allied Historical (9)	First Allied Acquisition Related Adjustments		RCAP with First Allied Pro Forma	Hatteras Historical (10)	Hatteras Acquisition Related Adjustments		RCAP with Hatteras Pro Forma
Revenues:
Commissions
Related party products	$400,560	$—	$—		$400,560	—	—		$400,560
Non-Related party products	116,074	188,561	(19,404	)(32)	285,231	—	—		116,074
Dealer manager fees
Related party products	227,420	—	—		227,420	—	—		227,420
Non-Related party products	56,381	—	(12,835	)(32)	43,546	—	—		56,381
Investment banking advisory services
Related party products	45,484	—	—		45,484	—	—		45,484
Non-Related party products	—	—	—		—	—	—		—
Advisory and asset-based fees (non-related party)	—	117,904	—		117,904	41,662	—		41,662
Transfer agency revenue (related party)	8,667	—	—		8,667	—	—		8,667
Services revenue
Related party products	24,968	—	—		24,968	—	—		24,968
Non-Related party products	492	—	—		492	—	—		492
Reimbursable expenses
Related party products	6,375	—	—		6,375	—	—		6,375
Non-Related party products	100	—	—		100	—	—		100
Other revenues	(26)	47,392	(39	)(33)	47,327	5,895	—		5,869
Total revenues	886,495	353,857	(32,278)		1,208,074	47,557	—		934,052

Expenses:
Third-party commissions
Related party products	400,598	—	—		400,598	—	—		400,598
Non-Related party products	116,074	—	—		116,074	—	—		116,074
Third-party reallowance
Related party products	65,018	—	—		65,018	—	—		65,018
Non-Related party products	19,563	—	—		19,563	—	—		19,563
Retail commissions	—	256,804	(32,239	)(32)	224,565	—	—		—
Wholesale commissions	101,702	—	—		101,702	—	—		101,702
Internal commission, payroll and benefits	14,292	51,063	(6,480	)(34)	58,875	12,848	—		27,140
Conferences and seminars	25,486	—	—		25,486	—	—		25,486
Travel	7,623	1,975	—		9,598	—	—		7,623
Marketing and advertising	8,611	5,015	—		13,626	—	—		8,611
Professional fees:
Related party expense allocation	930	—	—		930	—	—		930
Non-related party expenses	3,663	6,663	(2,598	)(34)	7,728	—	—		3,663
Data processing	6,268	6,373	—		12,641	—	—		6,268
Equity-based outperformance	492	—	—		492	—	—		492
Incentive fee	273	—	—		273	—	—		273
Quarterly fee	5,996	—	—		5,996	—	—		5,996
Transaction costs	4,587	—	—		4,587	1,214	(1,214	)(38)	4,587
Interest expense	—	903	—		903	156	(156	)(39)	—
Occupancy	2,717	5,527	637	(35)	8,881	—	—		2,717
Depreciation and amortization	150	7,091	2,141	(36)	9,382	645	4,139	(40)	4,934
Goodwill impairment	—	—	—		—	—			—
Service, sub-advisor and mutual fund expense	—	—	—		—	23,997	—		23,997
Other expenses	1,900	18,999	—		20,899	3,504	—		5,404
Total expenses	785,943	360,413	(38,539)		1,107,817	42,364	2,769		831,076
Income (loss) before taxes	100,552	(6,556)	6,261		100,257	5,193	(2,769)		102,976
Provision (benefit) for income taxes	2,202	(2,479)	2,504	(37)	2,227	—	969	(41)	3,171
Net income (loss)	98,350	(4,077)	3,757		98,030	5,193	(3,738)		99,805
Less: net income (loss) attributable to non-controlling interests	95,749	—	—		95,749	673	(673	)(42)	$95,749
Net income (loss) attributable to RCS Capital Corporation	$2,601	$(4,077)	$3,757		$2,281	$4,520	$(3,065)		$4,056
Earnings per share:
Basic	1.04				0.17				1.62
Diluted	1.04				0.17				1.62
Weighted average common shares (2):
Basic	2,500		11,265		13,765		—		2,500
Diluted	2,500		11,265		13,765		—		2,500

30

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	RCAP Historical (1)	Offering Adjustments	RCAP Adjustments for consummated acquisitions (11)		RCAP with all consummated acquisitions total	ICH Historical (12)	ICH Acquisition Related Adjustments		Contingent Financing Adjustment (13)
Revenues:
Commissions
Related party products	$400,560	$—	—		400,560	$—	$—		$—
Non-Related party products	116,074	—	—		1,064,528	72,029	(4,433	)(46)	—
Dealer manager fees
Related party products	227,420	—	—		227,420	—	—		—
Non-Related party products	56,381	—	—		3,592	—	—		—
Investment banking advisory services
Related party products	45,484	—	—		45,484	—	—		—
Non-Related party products	—	—	—		2,036	—	—		—
Advisory and asset-based fees (non-related party)	—	—	—		552,579	17,964	(2,977	)(46)	—
Transfer agency revenue (related party)	8,667	—	—		8,667	—	—		—
Services revenue
Related party products	24,968	—	—		24,968	—	—		—
Non-Related party products	492	—	—		492	—	—		—
Reimbursable expenses
Related party products	6,375	—	—		6,375	—	—		—
Non-Related party products	100	—	—		100	—	—		—
Other revenues	(26)	—	—		154,115	3,210	—		—
Total revenues	886,495	—	—		2,490,916	93,203	(7,410)		—

Expenses:
Third-party commissions
Related party products	400,598	—	—		400,598	—	—		—
Non-Related party products	116,074	—	—		116,074	—	—		—
Third-party reallowance
Related party products	65,018	—	—		65,018	—	—		—
Non-Related party products	19,563	—	—		19,563	—	—		—
Retail commissions	—	—	—		1,196,445	74,718	(7,410	)(46)	—
Wholesale commissions	101,702	—	—		101,702	—	—		—
Internal commission, payroll and benefits	14,292	—	—		181,954	7,027	600	(47)	—
Conferences and seminars	25,486	—	—		25,486	—	—		—
Travel	7,623	—	—		9,598	—	—		—
Marketing and advertising	8,611	—	—		24,230	1,621	—		—
Professional fees:
Related party expense allocation	930	—	—		930	—	—		—
Non-related party expenses	3,663	—	—		23,015	6,998			—
Data processing	6,268	—	—		35,628	1,491	—		—
Equity-based outperformance	492	—	—		492	—	—		—
Incentive fee	273	—	—		273	—	—		—
Quarterly fee	5,996	—	(5,996	)(43)	—	—	—		—
Transaction costs	4,587	—	(4,587	)(44)	—	846	(846	)(48)	—
Interest expense	—	—	—		72,274	158	—		1,015	(51)
Occupancy	2,717	—	—		20,980	254	—		—
Depreciation and amortization	150	—	—		118,106	243	2,332	(49)	—
Goodwill impairment	—	—	—		—	—	—		—
Service, sub-advisor and mutual fund expense	—	—	—		23,997	—	—		—
Other expenses	1,900	—	(1,390)		70,794	2,411	—		—
Total expenses	785,943	—	(11,973)		2,507,157	95,767	(5,324)		1,015
Income (loss) before taxes	100,552	—	11,973		(16,241)	(2,564)	(2,086)		(1,015)
Provision (benefit) for income taxes	2,202	—	46,756	(45)	(349)	(828)	(834	)(50)	(406	)(51)
Net income (loss)	98,350	—	(34,783)		(15,892)	(1,736)	(1,252)		(609)
Less: net income (loss) attributable to non-controlling interests	95,749	—	(95,749)		—	—	—
Net income (loss) attributable to RCS Capital Corporation	$2,601	$—	$60,966		$(15,892)	$(1,736)	$(1,252)		$(609)
Earnings per share:
Basic	$1.04				(0.94)
Diluted	$1.04				(0.94)
Weighted average common shares (2):
Basic	$2,500	22,339			36,842		1,144
Diluted	$2,500	22,339			36,842		1,144

31

Unaudited Pro Forma Consolidated Statement of Operations

December 31, 2013

(in thousands)

	RCAP Historical (1)	Strategic Capital Historical (14)	Strategic Capital Acquisition Related Adjustments		RCAP Adjustments (15)		Total RCAP Pro Forma
Revenues:
Commissions
Related party products	$400,560	$—	$—		$—		$400,560
Non-Related party products	116,074	42,627	—		—		1,174,751
Dealer manager fees
Related party products	227,420	—	—		—		227,420
Non-Related party products	56,381	18,158	—		—		21,750
Investment banking advisory services
Related party products	45,484	—	—		—		45,484
Non-Related party products	—	—	—		—		2,036
Advisory and asset-based fees (non-related party)	—	—	—		—		567,566
Transfer agency revenue (related party)	8,667	—	—		—		8,667
Services revenue
Related party products	24,968	—	—		—		24,968
Non-Related party products	492	—	—		—		492
Reimbursable expenses
Related party products	6,375	—	—		—		6,375
Non-Related party products	100	—	—		—		100
Other revenues	(26)	5,375	—		—		162,700
Total revenues	886,495	66,160	—		—		2,642,869

Expenses:
Third-party commissions
Related party products	400,598	—	—		—		400,598
Non-Related party products	116,074	—	—		—		116,074
Third-party reallowance
Related party products	65,018	—	—		—		65,018
Non-Related party products	19,563	—	—		—		19,563
Retail commissions	—	42,627	—		—		1,306,380
Wholesale commissions	101,702	—	—		—		101,702
Internal commission, payroll and benefits	14,292	14,778	—		—		204,359
Conferences and seminars	25,486	—	—		—		25,486
Travel	7,623	1,667	—		—		11,265
Marketing and advertising	8,611	6,559	—		—		32,410
Professional fees:
Related party expense allocation	930	—	—		—		930
Non-related party expenses	3,663	565	—		—		30,578
Data processing	6,268	—	—		—		37,119
Equity-based outperformance	492	—	—		—		492
Incentive fee	273	—	—		1,478	(53)	1,751
Quarterly fee	5,996	—	—		—		—
Transaction costs	4,587	—	—		—		—
Interest expense	—	—	—		—		73,447
Occupancy	2,717	472	—		—		21,706
Depreciation and amortization	150	32	9,797	(52)	—		130,510
Goodwill impairment	—	—	—		—		—
Service, sub-advisor and mutual fund expense	—	—	—		—		23,997
Other expenses	1,900	612	—		—		73,817
Total expenses	785,943	67,312	9,797		1,478		2,677,202
Income (loss) before taxes	100,552	(1,152)	(9,797)		(1,478)		(34,333)
Provision (benefit) for income taxes	2,202	—	(3,919	)(52)	6,336	(53)	—
Net income (loss)	98,350	(1,152)	(5,878)		(7,814)		(34,333)
Less: net income (loss) attributable to non-controlling interests	95,749	—	—		—		—
Net income (loss) attributable to RCS Capital Corporation	$2,601	$(1,152)	$(5,878)		$(7,814)		$(34,333)
Earnings per share:
Basic	1.04						(0.85)
Diluted	1.04						(0.85	)(55)
Weighted average common shares (2):
Basic	2,500		545		24,000	(54)	62,531
Diluted	2,500		545		24,000		62,531

32

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(1)	Reflects the historical Consolidated Statement of Income of the Company for the period indicated.

(2)	Reflects the calculation of the weighted average shares outstanding (in thousands, except share price data). The basic and diluted EPS disclosed on the Unaudited Pro Forma Consolidated Statement of Operations utilize the share prices as stated in the table below.

	Stock consideration	Price	Basic EPS impact	Diluted EPS impact
RCAP Historical			2,500	2,500
ICH (i)	$21,000	$18.35	1,144	1,144
Summit (ii)	10,432	$20.91	499	499
Luxor - convertible preferred stock (iii)	270,000	$20.26	—	—
Luxor - convertible notes (iii)	120,000	$21.18	—	—
JP Turner (iv)	4,860	$20.30	239	239
First Allied (v)	206,711	$21.23	11,265	11,265
Strategic Capital (i)	10,000	$18.35	545	545
Exchange of Class B shares	—	—	24,000	24,000
Follow-on Issuance(vi)	452,365	$20.25	22,339	22,339
Total	$1,095,368		62,531	62,531

i.	The price of $18.35 is based on the closing price of the Company’s Class A common stock as of December 31, 2013. Except as described in (v) with respect to First Allied, all other prices reflected in the table above are actual prices at which the common stock was issued or the conversion price for the instruments pursuant to which the convertible securities were issued.

ii.	Reflects the actual number of shares issued as part of the Summit merger based on the $10.4 million stock consideration using $20.91 per share, or the volume weighted average closing sale price of the Company's Class A common stock, as reported by Bloomberg L.P., for the ten consecutive trading days ending on the second day immediately prior to the closing of the merger, or June 11, 2014.

iii.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.

iv.	Reflects the actual number of shares issued as part of the JP Turner closing based on the $4.9 million stock consideration using $20.30 per share, or the average of the per share closing price of the Class A Common Stock for the five trading days ending on the trading day immediately prior to the date of closing, or June 12, 2014.

v.	Reflects the total consideration issued based on the 11,264,929 shares of the Company's Class A common stock based on the closing price of the Company's Class A common stock on June 30, 2014, or $21.23, the closing date of the First Allied acquisition.

vi.	The Company raised $452.4 million from the public offering, concurrent private offering and the underwriters’ over-allotment option.

33

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

The table below summarizes the impact to the shares utilized in the basic and diluted EPS computations if the Company computed the shares to be issued using the public offering price per share of the Class A common stock, or $21.23, which is a more recent price of the Class A common stock for the acquisitions which have not yet closed.

As of June 30, 2014:

	Stock consideration	Price	Basic EPS impact	Diluted EPS impact
RCAP Historical			2,500	2,500
ICH (i)	$21,000	$21.23	989	989
Summit (ii)	10,432	$20.91	499	499
Luxor - convertible preferred stock (iii)	270,000	$20.26	—	—
Luxor - convertible notes (iii)	120,000	$21.18	—	—
JP Turner (iv)	4,860	$20.30	239	239
First Allied (v)	239,156	$21.23	11,265	11,265
Strategic Capital (i)	10,000	$21.23	471	471
Exchange of Class B shares	—	—	24,000	24,000
Follow-on Issuance(vi)	452,365	$20.25	22,339	22,339
Total	$1,127,813		62,302	62,302

i.	The price of $21.23 is based on the closing price of the Company’s Class A common stock as of June 30, 2014. Except as described in (v) with respect to First Allied, all other prices reflected in the table above are actual prices at which the common stock was issued or the conversion price for the instruments pursuant to which the convertible securities were issued.

ii.	Reflects the actual number of shares issued as part of the Summit merger based on the $10.4 million stock consideration using $20.91 per share, or the volume weighted average closing sale price of the Company's Class A common stock, as reported by Bloomberg L.P., for the ten consecutive trading days ending on the second day immediately prior to the closing of the merger, or June 11, 2014.

iii.	These instruments do not impact the diluted earnings per share calculation due to the loss from operations.

iv.	Reflects the actual number of shares issued as part of the JP Turner closing based on the $4.9 million stock consideration using $20.30 per share, or the average of the per share closing price of the Class A Common Stock for the five trading days ending on the trading day immediately prior to the date of closing, or June 12, 2014.

v.	Reflects the total consideration issued based on the 11,264,929 shares of the Company's Class A common stock based on the closing price of the Company's Class A common stock on June 30, 2014, or $21.23, the closing date of the First Allied acquisition.

vi.	The Company raised $452.4 million from the public offering, concurrent private offering and the underwriters’ over-allotment option.

(3)	Reflects the historical Consolidated Statement of Income of Cetera for the period indicated.

34

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(4)	Reflects the historical Statement of Operations of Walnut Street Securities, Inc. (“Walnut”) for the eight months ended August 31, 2013. Cetera did not acquire Walnut until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Walnut for four months. Walnut did not have any transactions for this period with the Company or Cetera. As such, no intercompany elimination adjustments are reflected in the pro forma financial statements. The results of Walnut for the eight months ended August 31, 2013 and 2012 include overhead charges from affiliates prior to the acquisition by Cetera of $2.6 million and $2.8 million, respectively. Following the acquisition of Walnut by Cetera, Walnut ceased operating as a separate entity and its operations were moved to a more efficient shared service platform and a substantial portion Walnut’s employees were not hired by Cetera. Therefore, we do not believe that these overhead charges are indicative of overhead allocable to Walnut following the acquisition or that the results of operations for of Walnut for the eight months ended August 31, 2013 and 2012 are indicative of what its operating performance would have been if it had been owned by Cetera during the eight months ended August 31, 2013 and 2012.

(5)	Reflects the historical Statement of Operations of Tower Square Securities, Inc. (“Tower Square”) for the eight months ended August 31, 2013. Cetera did not acquire Tower Square until the third quarter of 2013; therefore, the historical Consolidated Statement of Income of Cetera only includes Tower Square for four months. Tower Square did not have any transactions for this period with the Company or Cetera. As such, no intercompany elimination adjustments are reflected in the pro forma financial statements. The results of Tower Square for the eight months ended August 31, 2013 and 2012 include overhead charges from affiliates prior to the acquisition by Cetera of $1.1 million and $1.4 million, respectively. Following the acquisition of Tower Square by Cetera, Tower Square ceased operating as a separate entity and its operations were moved to a more efficient shared service platform and a substantial portion Tower Square’s employees were not hired by Cetera. Therefore, we do not believe that these overhead charges are indicative of overhead allocable to Tower Square following the acquisition or that the results of operations for of Tower Square for the eight months ended August 31, 2013 and 2012 are indicative of what its operating performance would have been if it had been owned by Cetera during the eight months ended August 31, 2013 and 2012.

(6)	Reflects pro forma adjustments to record Cetera financing related interest expense adjustment. This adjustment excludes a portion of the commitment in respect of the first lien term facility which is subject to automatic reduction if certain of the pending acquisitions are abandoned or terminated.

(7)	Reflects the historical Condensed Consolidated Statement of Income of Summit for the period indicated.

(8)	Reflects the historical Consolidated Statement of Income of JP Turner for the period indicated.

(9)	Reflects the historical Consolidated Statement of Operations of First Allied for the period indicated. First Allied’s historical financial statements comprise a predecessor and successor period as RCAP Holdings acquired First Allied on September 25, 2013. As a result of the acquisition, the push down basis of accounting was applied at September 25, 2013, and as a result, depreciation and amortization expense was increased and occupancy expense was increased. Additionally, see the audited financial statements for a breakdown between the predecessor and successor periods.

(10)	Reflects the historical Combined Statement of Revenue and Expenses of Hatteras for the period indicated.

(11)	Reflects Pro Forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. Excludes approximately $57.0 million to $65.0 million of projected annualized operating synergies the Company expects to achieve in the first twelve months of combined operations, including: approximately $27.0 million to $30.0 million in strategic partner revenues; $12.4 million to $15.0 million in registered representative services revenue; $11.2 million in back-office management and technology efficiencies; $4.3 million to $6.0 million in clearing expense efficiencies; $0.7 million in public company expense efficiencies and $1.2 to $2.0 million in other operating efficiencies. The Company expects to incur $2.0 million to $5.0 million in one-time costs to achieve these synergies. Also, reflects the assumption that the Company will not recognize the tax benefit associated with the 2014 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the acquisitions.

(12)	Reflects the historical Condensed Consolidated Statement of Operations of ICH for the period indicated. ICH has a fiscal year that ends on March 31; therefore, in order to present a statement of operations for December 31, 2013 that reflects twelve months of activity, the amounts were derived by adding:

a.	ICH’s Condensed Consolidated Statement of Operations data for the nine months ended December 31, 2013.

b.	ICH’s Condensed Consolidated Statement of Operations data for the year ended March 31, 2013; less ICH’s Condensed Consolidated Statement of Operations data for the nine months ended December 31, 2012.

35

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(13)	Reflects Pro Forma adjustments to record the portion of the financing pursuant to the first lien term facility which is subject to a mandatory $15 million prepayment if the ICH acquisition is abandoned or terminated.

(14)	Reflects the historical Consolidated Statement of Income of Strategic Capital for the period indicated.

(15)	Reflects Pro Forma adjustments to the historical Statement of Operations of the Company to reflect the impact of certain related party transactions. Also, reflects the assumption that the Company will not recognize the tax benefit associated with the 2014 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the completion of the pending acquisitions.

(16)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Cetera for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(17)	Reflects the elimination of transaction expenses incurred in connection with the financing of the Cetera acquisition.

(18)	Reflects the elimination of interest expense due to the anticipated repayment of Cetera’s long-term debt.

(19)	Reflects the amortization expense on Cetera’s intangible assets for the year ended December 31, 2013 assuming their useful life will be 9.5 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)
$879.9	9.5	$78.4

i.	Excludes $14.2 million of existing amortization of intangible assets recorded by Cetera.

(20)	Reflects the income tax effect of the pro forma adjustments to Cetera’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(56.4)
Tax effect @ 40% (i)	$(22.6)

i.	Reflects tax effect of Cetera’s pro forma adjustments using an assumed tax rate of 40%.

(21)	Reflects Walnut’s amortization expense of intangible assets for eight months prior to acquisition by Cetera. The amortization expense is based on a fair value of $15.3 million and an approximate useful life of 7.9 years. The tax effect of this adjustment is $0.5 million using an assumed 40% tax rate.

(22)	Reflects Tower Square’s amortization expense of intangible assets for eight months prior to acquisition by Cetera. The amortization expense is based on a fair value of $7.1 million and an approximate useful life of 7.9 years. The tax effect of this adjustment is $0.2 million using an assumed 40% tax rate.

(23)	Reflects the interest expense on long-term debt issued in connection with the Cetera acquisition. Reflects the pro forma adjustments to the Company’s historical consolidated statements of operations for the year ended December 31, 2013 for interest expense on long-term debt and convertible notes issued in connection with the transactions using interest rates that range from 5% to 10.25%. The tax benefit effect for this expense is $28.5 million using an assumed tax rate of 40%.

(24)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with Summit for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(25)	Reflects the amortization expense for forgivable loans based on a fair value of $0.5 million and a four year useful life.

(26)	Reflects the elimination of transaction expenses incurred by Summit in connection with the acquisition.

36

RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(27)	Reflects the amortization expense on Summit’s intangible assets primarily related to client relationships for the year ended December 31, 2013 assuming their useful life will be approximately 8.7 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$32.7	8.7	$3.8

(28)	Reflects the income tax effect of the pro forma adjustments to Summit’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(2.7)
Tax effect @ 40% (i)	$(1.1)

i.	Reflects tax effect of Summit’s pro forma adjustments using an assumed tax rate of 40%.

(29)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with JP Turner for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(30)	Reflects the elimination of transaction expenses incurred by JP Turner in connection with the acquisition.

(31)	Reflects the amortization expense on JP Turner’s intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 8.4 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$13.9	8.4	$1.7

(32)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with First Allied for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(33)	Assumes First Allied’s interest bearing stockholder note receivables were settled in connection with the acquisition by RCAP Holdings, LLC; therefore, the related interest income is eliminated. These notes receivable were paid off in September 2013; therefore, there is no adjustment to the Pro Forma Consolidated Statement of Financial Condition.

(34)	Reflects the elimination of transaction expenses incurred by First Allied in connection with the acquisition by RCAP Holdings, LLC.

(35)	Reflects the reversal of nine months of accretion into income of an unfavorable lease accrual which was on First Allied’s statement of income when it was acquired by RCAP Holdings, LLC in September 2013. Assumes the unfavorable lease accrual would have been reversed January 1, 2013 had the Company acquired First Allied on January 1, 2013.

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RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(36)	Reflects the amortization expense on First Allied’s intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 12 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)
$83.0	12.0	$6.9

i.	For the year ended December 31, 2013, First Allied recorded a $7.1 million depreciation and amortization expense, which includes a $4.8 million expense for the amortization of intangible assets. As such, an incremental adjustment of $2.1 million is required in order to reflect a full year’s amortization of intangible assets.

(37)	Reflects the income tax effect of the pro forma adjustments to First Allied’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$6.3
Tax effect @ 40% (i)	$2.5

i.	Reflects tax effect of First Allied’s pro forma adjustments using an assumed tax rate of 40%.

(38)	Reflects the elimination of transaction expenses incurred by Hatteras in connection with the acquisition.

(39)	Reflects the elimination of interest expense due to the anticipated repayment of Hatteras’ line of credit and notes payable.

(40)	Reflects the amortization expense on Hatteras’ intangible assets primarily related to customer relationships with fund of hedge funds products that are structured as mutual funds for the year ended December 31, 2013 assuming their useful life will be approximately 13 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$54.5	13.2	$4.1

(41)	Reflects the Pro Forma income tax adjustments to Hatteras’ historical combined financial statements:

(in millions)
Historical income before taxes	$5.2
Pro forma Adjustments	(2.8)
Total income before taxes	2.4
Tax effect @ 40% (i)	$1.0

i.	Reflects tax effect of Hatteras’ historical income before taxes and pro forma adjustments using an assumed tax rate of 40% as if it was taxed as a corporation.

(42)	Reflects the pro forma adjustments to Hatteras’ combined historical financial statements for the year ended December 31, 2013 to reflect the fact that following the acquisition there is no longer a non-controlling interest.

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RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

(43)	Reflects the reversal of the Company’s quarterly fee expense for the year ended December 31, 2013. Pursuant to an agreement, RCS Capital Management implements the Company’s business strategy, as well as the business strategy of the Operating Subsidiaries, and performs executive and management services for the Company and Operating Subsidiaries, subject to oversight, directly or indirectly, by the Company’s Board of Directors. The reversal is due to the fact that the aggregate income before taxes for the Company on a consolidated Pro Forma basis was negative and therefore, no quarterly fee would be charged. We will have significant intangible assets and long-term debt as a result of the recent and pending acquisitions. The intangible assets will be amortized over their useful lives resulting in amortization expense. The long-term debt pays interest which results in interest expense. The long-term debt requires us to pay interest which results in interest expense. As a result, we anticipate incurring recurring losses in future periods because of the significant level of amortization of intangible assets acquired and new interest expense.

(44)	Reflects the elimination of transaction expenses incurred in connection with the acquisitions.

(45)	Reflects the assumption that the Company will not recognize the tax benefit associated with the 2013 loss as a result of being in a cumulative loss position, stemming from increased interest expense and amortization expense following the completion of the pending acquisitions.

(46)	Reflects the elimination of the Company’s historical selling commissions revenues, dealer-manager fees, third party commission expenses and third-party reallowance expenses derived from transactions with ICH for the year ended December 31, 2013 which upon acquisition become intercompany revenues/expenses that eliminate in consolidation.

(47)	Reflects the amortization expense for forgivable loans based on a fair value of $1.2 million and a two year useful life.

(48)	Reflects the elimination of transaction expenses incurred by ICH in connection with the acquisition.

(49)	Reflects the amortization expense on ICH’s intangible assets primarily related to client relationships for the year ended December 31, 2013 assuming their useful life will be approximately 14.0 years as determined by an independent appraisal based on the expected future cash flows. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined by the independent appraisal firm. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group.

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)
$32.7	14.0	$2.3

(50)	Reflects the income tax effect of the pro forma adjustments to ICH’s historical consolidated financial statements for the year ended December 31, 2013.

(in millions)
Pro forma Adjustments	$(2.6)
Tax effect @ 40% (i)	$(1.0)

i.	Reflects tax effect of ICH’s pro forma adjustments using an assumed tax rate of 40%.

(51)	Reflects pro forma adjustment to record the additional interest expense and discount amortization for the additional $15.0 million of contingent commitments with respect to the first lien facility. The tax effect of this adjustment is $0.4 million using an assumed 40% tax rate.

(52)	Reflects the amortization expense on Strategic Capital intangible assets for the year ended December 31, 2013 assuming their useful life will be approximately 13 years. The amortization expense for each acquisition was calculated by dividing the individual intangible assets by the useful life which was determined based on the useful life of intangible assets in the acquisition of a similar company. The Company is in the process of engaging an independent appraisal expert to conduct the purchase price allocation; therefore, information regarding the amount, types of and useful lives of the intangibles are our best estimates at the time of this prospectus. The total individual intangible assets for each acquisition were then divided by the amortization expense to derive the overall useful life for group. The tax effect of this adjustment is using an assumed 40% tax rate.

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RCS Capital Corporation

Notes to Unaudited Pro Forma Consolidated Statement of Operations

Fair value (in millions)	Useful life (yrs)	Amortization expense (in millions)(i)
$127.4	13.0	$9.8

(53)	Reflects the pro forma adjustment of the Company’s incentive fee that is based on the Company’s earnings and stock price. The incentive fee is an amount (if such amount is a positive number) equal to the difference between: (1) the product of (x) 20% and (y) the difference between (i) the Company’s Core Earnings, for the previous 12-month period, and (ii) the product of (A) (X) the weighted average of the issue price per share (or deemed price per share) of the Company’s common stock of all of the Company’s cash and non-cash issuances of common stock from and after June 5, 2013 multiplied by (Y) the weighted average number of all shares of common stock outstanding (including any restricted shares of Class A common stock and any other shares of Class A common stock underlying awards granted under the Company’s equity plan) in the case of this clause (Y), in the previous 12-month period, and (B) 8.0%; and (2) the sum of any incentive fee paid to RCS Capital Management with respect to the first three calendar quarters of such previous 12-month period; provided, however, that no incentive fee is payable with respect to any calendar quarter unless the Company’s cash flows for the 12 most recently completed calendar quarters is greater than zero. Core Earnings is a non-GAAP measure and is derived as follows:

Calculation (in thousands, except share price)
RCAP Pro forma net income	$(34,333)
Incentive fee	$1,751
Pro forma net income (loss) excluding incentive fee	$(32,582)
Exclusions:
Non-cash equity compensation expense	(9,908)
Depreciation and amortization	(130,510)
Unrealized (loss) gain	7,287
Other non-cash items	—
Total exclusions	(133,131)
Core earnings (a)	100,549
Weighted average of share price of all public offerings (b)	$18.35
Weighted average number of all shares outstanding in previous 12-month period (c)	62,531
Product of (b) x (c)	1,147,444
Multiplier	8%
Result (d)	91,796
Result (a) minus (d)	8,753
Multiplier	20%
Total incentive fee (Result times Multiplier) (i)	$1,751

i.	Reflects the total incentive fee for the year-ended December 31, 2013. The pro forma adjustment equals $1.8 million less $0.3 million already recorded on the financial statements.

(54)	Reflects the exchange by RCAP Holdings of all but one of its 24.0 million shares of the Company’s Class B common stock and all but one of its Class B units in the Company’s operating subsidiaries for 24.0 million shares of the Company’s Class A common stock, assuming that the exchange had occurred on December 31, 2013. As a result of this exchange, RCAP Holdings is entitled to both economic and voting rights and; therefore, no longer has a non-controlling interest in the Company (other than a de minimis interes and, as of April 28, 2014, 310,947 earned LTIP Units).

(55)	Assumes the same number of shares for the basic and diluted EPS calculations because of the loss from operations. EPS also includes a 7% convertible preferred dividend paid of $18.9 million.

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Earnings before interest, taxes, depreciation and amortization ("EBITDA")

The Company uses EBITDA and adjusted EBITDA, which are non-GAAP measures, as supplemental measures of its performance that are not required by, or presented in accordance with accounting principles generally accepted in the United States ("GAAP"). None of the non-GAAP measures should be considered as an alternative to any other performance measure derived in accordance with GAAP. The Company uses EBITDA and adjusted EBITDA as an integral part of its report and planning processes and as one of the primary measures to, among other things:

•	monitor and evaluate the performance of the Company's business operations;
•	facilitate management's internal comparisons of the historical operating performance of the Company's business operations;
•	facilitate management's external comparisons of the results of our overall business to the historical operating performance of other companies that may have different capital structures and debt levels;
•	analyze and evaluate financial and strategic planning decisions regarding future operating investments; and
•	plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.

The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, adjusted to exclude acquisition related expenses and equity-based compensation and other significant one-time items. The Company believes similarly titled measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry, many of which present EBITDA and adjusted EBITDA and other similar metrics when reporting their financial results. The Company's presentation of Pro Forma EBITDA and Pro Forma adjusted EBITDA should not be construed to imply that our future results will be unaffected by unusual or nonrecurring items.

The following table provides a reconciliation of the Company's Pro Forma net income (loss) attributable to RCS Capital Corporation (GAAP) to the Company's Pro Forma EBITDA (Non-GAAP) and adjusted EBITDA (Non-GAAP) for the year ended December 31, 2013:

	RCAP	Cetera(1)	Summit	JP Turner	Hatteras	First Allied	ICH	Strategic Capital	Total

Net income (loss):
Historical	98,350	879	2,549	(3,214)	5,193	(4,077)	(1,736)	(1,152)	96,792
Pro forma adjustments	10,495	(78,295)	(1,624)	(1,498)	(3,738)	3,757	(1,252)	(5,878)	(78,033)
Pro-forma income tax adjustments	2,202	(51,273)	566	—	969	25	(1,662)	(3,919)	(53,092)
Pro forma net income (loss)	111,047	(128,689)	1,491	(4,712)	2,424	(295)	(4,650)	(10,949)	(34,333)
add back: interest expense	—	72,386	—	—	—	903	158	—	73,447
add back: depreciation and amortization expense	150	98,242	3,977	1,721	4,784	9,232	2,575	9,829	130,510
EBITDA (Non-GAAP)	111,197	41,939	5,468	(2,991)	7,208	9,840	(1,917)	(1,120)	169,624
add back: non-cash equity compensation	492	5,397	703	—	—	2,973	343	—	9,908
add back: litigation expenses	—	—	—	4,954	—	—	—	100	5,054
add back: capitalized advisor expenses	—	9,887	—	—	—	—	—	—	9,887
add back: other	—	11,209	314	—	—	676	875	—	13,074
Adjusted EBITDA (Non-GAAP)	$111,689	$68,432	$6,485	$1,963	$7,208	$13,489	$(699)	$(1,020)	$207,547

__________________________

(1) Includes results of operations for Cetera, Tower Square and Walnut. Cetera acquired Tower Square and Walnut in the third quarter of 2013. Also, includes Cetera financing related adjustments. Also, includes Cetera financing related adjustments and the portion contingent on closing pending acquisitions.

The non-GAAP measures have limitations as analytical tools, and you should not consider any of these measures in isolation or as a substitute for analyses of our income or cash flows as reported under GAAP.

Some of these limitations are:

• they do not reflect the Company's cash expenditures, or future requirements for capital expenditures, or contractual commitments;

• they do not reflect changes in, or cash requirements for, the Company's working capital needs;

• they do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company's debt; and

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• depreciation and amortization are non-cash expense items that are reflected in the Company's statements of cash flows.

In addition, other companies in the Company's industry may calculate these measures differently than the Company does, limiting their usefulness as a comparative measure. The Company compensates for these limitations by relying primarily on its GAAP results and using the non-GAAP measures only for supplemental purposes.

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